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                                                                   Exhibit 10.al

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                                                                          (1996)


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                          Dated as of January 31, 2006
                                      among
                          MAINE PUBLIC SERVICE COMPANY,
                                  as Borrower,
                             BANK OF AMERICA, N.A.,
                           as Administrative Agent and
                                   L/C Issuer,
                                       and
                         The Other Lenders Party Hereto


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                                TABLE OF CONTENTS

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Section                                                                                                     Page
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ARTICLE I.         DEFINITIONS AND ACCOUNTING TERMS............................................................1
         1.01      Defined Terms...............................................................................1
         1.02      Other Interpretive Provisions..............................................................12
         1.03      Accounting Terms...........................................................................13
         1.04      Rounding...................................................................................13
         1.05      Times of Day...............................................................................13
         1.06      Letter of Credit Amounts...................................................................13

ARTICLE II.        THE COMMITMENTS AND CREDIT EXTENSIONS......................................................13
         2.01      Letters of Credit..........................................................................13
         2.02      Termination or Reduction of Commitments....................................................18
         2.03      Repayment of L/C Borrowings; Interest......................................................18
         2.04      Fees.......................................................................................18
         2.05      Computation of Interest and Fees...........................................................19
         2.06      Payments Generally; Agent's Clawback.......................................................19
         2.07      Sharing of Payments........................................................................20

ARTICLE III.       TAXES, YIELD PROTECTION AND ILLEGALITY.....................................................20
         3.01      Taxes......................................................................................20
         3.02      Increased Costs............................................................................21
         3.03      Mitigation Obligations.....................................................................22
         3.04      Survival...................................................................................22

ARTICLE IV.        CONDITIONS PRECEDENT TO L/C CREDIT EXTENSIONS..............................................22
         4.01      Conditions of Initial L/C Credit Extension.................................................22
         4.02      Conditions to all L/C Credit Extensions....................................................24

ARTICLE V.         REPRESENTATIONS AND WARRANTIES.............................................................24
         5.01      Existence, Qualification and Power; Compliance with Laws...................................24
         5.02      Authorization; No Contravention............................................................24
         5.03      Governmental Authorization; Other Consents.................................................24
         5.04      Binding Effect.............................................................................24
         5.05      Financial Statements; No Material Adverse Effect; No Internal Control Event................25
         5.06      Litigation.................................................................................25
         5.07      No Default.................................................................................25
         5.08      Ownership of Property; Liens...............................................................25
         5.09      Environmental Compliance...................................................................25
         5.10      Insurance..................................................................................26
         5.11      Taxes......................................................................................26
         5.12      ERISA Compliance...........................................................................26
         5.13      Subsidiaries...............................................................................26
         5.14      Margin Regulations; Investment Company Act; Public Utility Holding Company Act.............26
         5.15      Disclosure.................................................................................27
         5.16      Compliance with Laws.......................................................................27
         5.17      Intellectual Property; Licenses, Etc.......................................................27
         5.18      Rights in Collateral; Priority of Liens....................................................27

ARTICLE VI.        AFFIRMATIVE COVENANTS......................................................................27
         6.01      Financial Statements.......................................................................27
         6.02      Certificates; Other Information............................................................28
         6.03      Notices....................................................................................29
         6.04      Payment of Obligations.....................................................................30
         6.05      Preservation of Existence, Etc.............................................................30
         6.06      Maintenance of Properties..................................................................30
         6.07      Maintenance of Insurance...................................................................30

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
         6.08      Compliance with Laws.......................................................................30
         6.09      Books and Records..........................................................................30
         6.10      Inspection Rights..........................................................................30
         6.11      Use of Proceeds............................................................................30
         6.12      Financial Covenants........................................................................31
         6.13      Collateral Records.........................................................................31
         6.14      Security Interests.........................................................................31

ARTICLE VII.       NEGATIVE COVENANTS.........................................................................31
         7.01      Liens......................................................................................31
         7.02      Investments................................................................................32
         7.03      Indebtedness...............................................................................32
         7.04      Fundamental Changes........................................................................33
         7.05      Dispositions...............................................................................33
         7.06      Restricted Payments........................................................................33
         7.07      Change in Nature of Business...............................................................33
         7.08      Transactions with Affiliates...............................................................33
         7.09      Burdensome Agreements......................................................................33
         7.10      Use of Proceeds............................................................................34

ARTICLE VIII.      EVENTS OF DEFAULT AND REMEDIES.............................................................34
         8.01      Events of Default..........................................................................34
         8.02      Remedies Upon Event of Default.............................................................35
         8.03      Application of Funds.......................................................................36

ARTICLE IX.        ADMINISTRATIVE AGENT.......................................................................36
         9.01      Appointment and Authorization of Administrative Agent......................................36
         9.02      Rights as a Lender.........................................................................37
         9.03      Exculpatory Provisions.....................................................................37
         9.04      Reliance by Administrative Agent...........................................................37
         9.05      Delegation of Duties.......................................................................38
         9.06      Resignation of Agent.......................................................................38
         9.07      Non-Reliance on Agent and Other Lenders....................................................38
         9.08      No Other Duties, Etc.......................................................................38
         9.09      Administrative Agent May File Proofs of Claim..............................................38
         9.10      Collateral Matters.........................................................................39

ARTICLE X.         MISCELLANEOUS..............................................................................40
         10.01     Amendments, Etc............................................................................40
         10.02     Notices; Effectiveness; Electronic Communications..........................................41
         10.03     No Waiver; Cumulative Remedies.............................................................42
         10.04     Expenses; Indemnity: Damage Waiver.........................................................42
         10.05     Payments Set Aside.........................................................................43
         10.06     Successors and Assigns.....................................................................43
         10.07     Treatment of Certain Information; Confidentiality..........................................45
         10.08     Right of Setoff............................................................................46
         10.09     Interest Rate Limitation...................................................................46
         10.10     Counterparts; Integration; Effectiveness...................................................46
         10.11     Survival of Representations and Warranties.................................................46
         10.12     Severability...............................................................................46
         10.13     Governing Law; Jurisdiction; Etc...........................................................46
         10.14     Waiver of Right to Trial by Jury...........................................................47
         10.15     USA Patriot Act Notice.....................................................................47
         10.16     Time of the Essence........................................................................47
         10.17     Maine Notice...............................................................................47

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SCHEDULES

         2.01      Commitments and Applicable Percentages
         5.06      Litigation
         5.09      Environmental Matters
         5.13      Subsidiaries and Other Equity Investments
         7.01      Existing Liens
         7.03      Existing Indebtedness
         10.02     Administrative Agent's Office, Certain Addresses for Notices

EXHIBITS
         FORM OF
         A         Compliance Certificate
         B         Assignment and Assumption

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                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this "AGREEMENT") is entered into as of January 31, 2006, among MAINE PUBLIC SERVICE COMPANY, a Maine corporation ("BORROWER"), each lender from time to time party hereto (collectively, the "LENDERS" and individually, a "LENDER"), and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer. This Agreement memorializes the replacement of Borrower's Letter of Credit and Reimbursement Agreement dated as of June 1, 1996, with The Bank of New York as Agent and Issuing Bank, as the same has been amended to date, which is being terminated in connection with Borrower's execution and delivery of this Agreement, and as such the Letter of Credit to be issued hereunder is an "Alternate Credit Facility" as such term is used in the MPUFB Indenture and this Agreement is intended to be the "Reimbursement Agreement" and to evidence "Reimbursement Agreement Obligations" as such terms are used in the Second Mortgage Indenture (as defined below). As collateral for the Borrower's obligations hereunder the Borrower has pledged its Second Mortgage and Collateral Trust Bonds, Series 2021, in the principal amount of $14,400,000 (the "SECOND MORTGAGE BONDS"), originally issued under and secured by the Sixth Supplemental Indenture dated as of June 1, 2002 (the "SECOND MORTGAGE SUPPLEMENTAL INDENTURE"), which supplemented the Indenture of Second Mortgage and Deed of Trust, dated as of October 1, 1985, between the Borrower and The Bank of New York Trust Company, N.A., successor trustee as Trustee (the "SECOND MORTGAGE TRUSTEE") (as it has been or may be supplemented, amended or otherwise modified from time to time, the "SECOND MORTGAGE INDENTURE").

Borrower has requested that Lenders provide a revolving credit facility for the issuance of letters of credit, and Lenders are willing to do so on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS

          1.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

"ADMINISTRATIVE AGENT" or "AGENT" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

"ADMINISTRATIVE AGENT'S OFFICE" means Agent's address and, as appropriate, account as set forth on SCHEDULE 10.02, or such other address or account as Agent may from time to time notify Borrower and Lenders.

"ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by Agent.

"AFFILIATE" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

"AGENT FEE LETTER" has the meaning specified in Section 2.04(b).

"AGGREGATE COMMITMENTS" means the Commitments of all Lenders.

"AGREEMENT" means this Letter of Credit and Reimbursement Agreement.

"APPLICABLE PERCENTAGE" means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender's Commitment at such time. If the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to
SECTION 8.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on SCHEDULE 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

"APPLICABLE RATE" means a per annum rate equal to:

(a)       with respect to Letters of Credit, 1.375%; and

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(B)       with respect to the commitment fee, 0.25%.

"ASSIGNMENT AND ASSUMPTION" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by SECTION 10.06(b), and accepted by Agent, in substantially the form of EXHIBIT B or any other form approved by Agent.

"ATTRIBUTABLE INDEBTEDNESS" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

"AUDITED FINANCIAL STATEMENTS" means the audited consolidated balance sheet of Parent and its subsidiaries for the fiscal year ended December 31, 2004, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of Parent and its subsidiaries, including the notes thereto.

"BANK OF AMERICA" means Bank of America, N.A. and its successors.

"BASE RATE" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

"BORROWER" has the meaning specified in the introductory paragraph hereto.

"BORROWER FINANCIAL STATEMENTS" has the meaning specified in Section 6.01(a)(ii)

"BORROWER MATERIALS" has the meaning specified in Section 6.02.

"BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where Administrative Agent's Office is located.

"CASH COLLATERALIZE" has the meaning specified in Section 2.01(h).

CHANGE IN LAW" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

"CHANGE OF CONTROL" means, with respect to any Person, an event or series of events by which:

(a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 25% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing

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body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause
(iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

(c) any individual(s) or entity(s) acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of such Person, or control over the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such individual(s) or entity(s) or group has the right to acquire pursuant to any option right) representing 25% or more of the combined voting power of such securities.

"CLOSING DATE" means the first date all the conditions precedent in SECTION 4.01 are satisfied or waived in accordance with SECTION 10.01.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COLLATERAL" shall mean the Second Mortgage Bonds.

"COLLATERAL DOCUMENTS" means the Second Mortgage Bonds, the Second Mortgage Supplemental Indenture, and all agreements, instruments and documents now or hereafter executed and delivered in connection with this Agreement pursuant to which Liens are granted or purported to be granted to Agent in Collateral securing all or part of the Obligations each in form and substance satisfactory to Agent.

"COMMITMENT" means, as to each Lender, its obligation to purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on SCHEDULE 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

"COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT A.

"CONSOLIDATED INTEREST EXPENSE" means, for any specified period, the total consolidated interest charges of the Borrower and its Subsidiaries for such period, determined in accordance with GAAP, plus (i) the allowance for borrowed funds used during construction for such period, minus (ii) interest on customer deposits for such period.

"CONSOLIDATED NET INCOME AVAILABLE FOR FIXED CHARGES" means, for any specified period, the consolidated income or loss before extraordinary items of the Borrower and its Subsidiaries for such period, determined in accordance with GAAP, plus (i) Consolidated Interest Expense for such period, plus (ii) the provision for income taxes for such period, minus (iii) the allowance for equity funds used during construction for such period.

"CONSOLIDATED TOTAL CAPITAL" means, at a particular date, the total of the amounts that, in conformity with GAAP, would be included on a consolidated balance sheet of the Borrower and its Subsidiaries as of such date in respect of
(i) Consolidated Indebtedness for Borrowed Money (excluding Indebtedness of other Persons guaranteed by the Borrower or a Subsidiary), (ii) preferred and preference stock, and (iii) Common Shareholders' Equity.

"CONSOLIDATED TOTAL INDEBTEDNESS FOR BORROWED MONEY" means at any particular date, the total amount of (i) Indebtedness of the Borrower and its Subsidiaries, excluding intercompany items, that, in conformity with GAAP, would be included on a consolidated balance sheet of the Borrower and its Subsidiaries (a) in respect of money borrowed, (b) in respect of obligations evidenced by a note, bond, debenture or other like written obligation to pay money, (c) in respect of obligations under Capital Leases, and (d) in respect of obligations under conditional sales or other title retention agreements, and (ii) Indebtedness of other Persons of the nature described in clauses (a) through (d) above which is guaranteed by the Borrower or a Subsidiary or with respect to which the Borrower or a Subsidiary is contingently liable.

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"CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

"CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

"DEBTOR RELIEF LAWS" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

"DEBT SERVICE COVERAGE RATIO" means the ratio computed in accordance with
Section 6.12(c).

"DEFAULT" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

"DEFAULT RATE" means (a) when used with respect to Obligations other than L/C Fees an interest rate equal to (i) the Base Rate plus (ii) 4% per annum, and (b) when used with respect to L/C Fees, a rate equal to the Applicable Rate plus 4% per annum.

"DEFAULTING LENDER" means any Lender that (a) has failed to fund any portion of participations in L/C Obligations required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

"DETERMINATION OF TAXABILITY" means (a) a Determination of Taxability under the MPUFB Indenture or (b) a determination that the interest income on any of the MPUFB Bonds is includable in gross income for federal income tax purposes (except for any determination that as a result of interest on the MPUFB Bonds being included as an item of tax preference or otherwise being taken into account in determining alternative minimum taxable income under the Code)(each such exception being a "TAX CODE EXCEPTION"), which determination shall be deemed to have been made upon the occurrence of the first to occur of the following (in each case not including any such matter as a result of a Tax Code Exception): (i) the day on which Borrower or MPUFB is advised in writing by the Commissioner or any District Director of the Internal Revenue Service that, based upon any filings of Borrower or MPUFB or upon any other grounds whatsoever, the interest on the MPUFB Bonds is includable in the gross income for federal income tax purposes of any holder or former holder thereof; (ii) the day on which Borrower receives notice from the Agent that the Agent has been advised by nationally recognized bond counsel, in response to a request by the Agent, that interest on the MPUFB Bonds by any holder or former holder is includable in the gross income for federal income tax purposes of such holder;
(iii) the day on which Borrower, MPUFB, the Agent or the Second Mortgage Trustee receives notice in writing from any holder or former holder of a MPUFB Bond that the Internal Revenue Service has issued a statutory notice of deficiency or similar notice to such holder or former holder that asserts in effect that interest on the MPUFB Bonds received by such holder or former holder is includable in the gross income for federal income tax purposes of such holder;
(iv) the day on which Borrower or MPUFB is advised in writing by the Commissioner or any District Director of the Internal Revenue Service that there has been issued a public or private ruling of the Internal Revenue Service or a technical advice memorandum issued by the National Office of the Internal Revenue Service that the interest on the MPUFB Bonds is includable in the gross income for federal income tax purposes of any holder or former holder of a MPUFB Bond; (v) the day on which Borrower or MPUFB is advised in writing that a final determination, from which no further right of appeal exists, has been made by a court of competent jurisdiction in the United States of America in a proceeding with respect to which Borrower or MPUFB has been given written notice and an opportunity to participate and defend that the interest on the MPUFB Bonds is includable in the gross income for federal income tax purposes of any holder or former holder of a MPUFB Bond; or (vi) the effective date of any legislation, judicial decision, decree, or order, ruling ,regulation or official statement of the Department of the Treasury or Internal Revenue Service, of general application that results in the interest on the MPUFB Bonds being includable in the gross income for federal income tax purposes of any holder or former holder thereof; provided, however, that no Determination of Taxability shall occur under subparagraph (i), (ii), (iii), (iv) or (vi) of this definition unless Borrower has been afforded the opportunity, at its expense, to contest any such conclusion and/or assessment and, further, no Determination of Taxability shall occur until such contest, if made, has been finally determined. Borrower shall be deemed to have been afforded the opportunity to contest the occurrence of a Determination of Taxability if it

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shall have been permitted to commence and maintain any action in the name of any holder or former holder of a MPUFB Bond to judgment and through any appeals therefrom or other proceedings related thereto.

"DISPOSITION" or "DISPOSE" means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

"DOLLAR" and "$" mean lawful money of the United States.

"ELIGIBLE ASSIGNEE" means (a) a Lender; (b) an Affiliate of a Lender; and (c) any other Person (other than a natural person) approved by (i) Agent and the L/C Issuer, and (ii) unless an Event of Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed); PROVIDED that notwithstanding the foregoing, "Eligible Assignee" shall not include Borrower or any of Borrower's Affiliates or Subsidiaries.

"ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

"ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

"EQUITY INTERESTS" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

"ERISA" means the Employee Retirement Income Security Act of 1974.

"ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

"ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Borrower or any ERISA Affiliate from a Pension Plan subject to
Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate.

"EVENT OF DEFAULT" has the meaning specified in SECTION 8.01.

"EXCLUDED TAXES" means, with respect to Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, and (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which Borrower is located.

"FEDERAL FUNDS RATE" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by Agent.

"FIRST MORTGAGE INDENTURE" means the Indenture of Mortgage and Deed of Trust, dated as of October 1, 1945, between Borrower and U.S. Bank Trust National Association, successor trustee as Trustee thereunder, as it has been or may be supplemented, amended or otherwise modified from time to time.

"FRB" means the Board of Governors of the Federal Reserve System of the United States.

"GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

"GOVERNMENTAL AUTHORITY" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
..

"GUARANTEE" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.

"GUARANTOR" means a Person that gives a Guarantee to the Agent for the benefit of the Lenders and/or the L/C Issuer.

"HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

"INDEBTEDNESS" means, as to any Person at a particular time, without duplication (for example, Borrower's letters of credit securing other Indebtedness shall not count as Indebtedness independent of the Indebtedness being secured), all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

          (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

          (c) net obligations of such Person under any Swap Contract;

          (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created);

          (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

          (f) capital leases and Synthetic Lease Obligations;

          (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference PLUS accrued and unpaid dividends; and

          (h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

"INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

"INDEMNITEES" has the meaning specified in SECTION 10.04(b).

"INFORMATION" has the meaning specified in SECTION 10.07.

"INTERNAL CONTROL EVENT" means a material weakness in, or fraud that involves management or other employees who have a significant role in, Borrower's internal controls over financial reporting, in each case as described in the Securities Laws and when relevant requirements become effective as to Borrower under regulations promulgated under the Securities Laws.

"INVESTMENT" means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

"IRS" means the United States Internal Revenue Service.

"ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

"ISSUER DOCUMENTS" means with respect to any Letter of Credit (but not including the Letter of Credit itself), the L/C Application, and any other document, agreement and instrument entered into by the L/C Issuer and Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to any such Letter of Credit.

"LAWS" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

"L/C ADVANCE" means, with respect to each Lender, such Lender's funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. "L/C APPLICATION" means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

"L/C BORROWING" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made.

"L/C CREDIT EXTENSION" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

"L/C EXPIRATION DATE" means the day that is thirty days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

"L/C FEE" has the meaning specified in Section 2.01(j).

"L/C ISSUER" means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

"L/C OBLIGATIONS" means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit PLUS the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with SECTION
1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

"LENDER" has the meaning specified in the introductory paragraph hereto.

"LENDING OFFICE" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify Borrower and Agent.

"LETTER OF CREDIT" means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

"LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

"LOAN DOCUMENTS" means this Agreement, each Issuer Document and the Agent Fee Letter.

"LOAN PARTIES" means, collectively, Borrower and each Person (other than Agent, the L/C Issuer, or any Lender) executing a Loan Document.

"MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of Borrower or Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

"MATURITY DATE" means January 31, 2009.

"MPUFB" means the Maine Public Utility Financing Bank.

"MPUFB BONDS" means the Maine Public Utility Financing Bank Public Utility Refunding Revenue Bonds, Series 1996 (Maine Public Service Company Project) in the original principal amount of $15,000,000, issued pursuant to the MPUFB Indenture.

"MPUFB INDENTURE" means the Indenture of Trust, dated as of June 1, 1996, between MPUFB, as Issuer, and U.S. Bank National Association (successor to Fleet National Bank), as Trustee, as the same has been and may be amended from time to time.

"MPUFB LOAN AGREEMENT" means the Loan Agreement, dated as of June 1, 1996, between Borrower and MPUFB, as the same has been and may be amended from time to time.

"MULTIEMPLOYER PLAN" means any employee benefit plan of the type described in
Section 4001(a)(3) of ERISA, to which Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

"OBLIGATIONS" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

"ORGANIZATION DOCUMENTS" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

"OTHER TAXES" means all present or future stamp, intangible or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or any Collateral Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document or any Collateral Document.

"OUTSTANDING AMOUNT" means on any date, the amount of L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by Borrower of Unreimbursed Amounts.

"PARENT" means Maine & Maritimes Corporation, a Maine corporation which owns 100% of the issued and outstanding capital stock of the Borrower.

"PARTICIPANT" has the meaning specified in SECTION 10.06(d).

"PBGC" means the Pension Benefit Guaranty Corporation.

"PENSION PLAN" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

"PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

"PLAN" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

"PLATFORM" has the meaning specified in SECTION 6.02.

"PLEDGE AGREEMENT" means the Pledge and Security Agreement, dated as of June 1, 1996, among Borrower, Tender Agent and Adminsitrative Agent, as the same has been and may be amended from time to time.

"PUC" means the Maine Public Utilities Commission.

"REGISTER" has the meaning specified in SECTION 10.06(c).

"REGISTERED PUBLIC ACCOUNTING FIRM" has the meaning specified in the Securities Laws and shall be independent of Borrower as prescribed by the Securities Laws.

"RELATED DOCUMENTS" means any Letter of Credit, the Second Mortgage Supplemental Indenture, the Second Mortgage Bonds, the MPUFB Indenture, the MPUFB Bonds, the Tender Agreement, the MPUFB Loan Agreement, the Pledge Agreement , the Remarketing Agreement and any other agreement or instrument relating to any of the foregoing.

"RELATED PARTIES" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

"REMARKETING AGENT" means Banc of America Securities LLC, successor to The Bank of New York.

"REMARKETING AGREEMENT" means the Remarketing Agreement dated as of June 1, 1996 between Borrower and the Remarketing Agent, as the same has been or may be amended from time to time.

"REPORTABLE EVENT" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

"REQUIRED LENDERS" means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the obligation of the L/C Issuer to make L/C Credit Extensions has been terminated pursuant to SECTION 8.02, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender's risk participation and funded participation in L/C Obligations being deemed "held" by such Lender for purposes of this definition); PROVIDED that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

 "RESPONSIBLE OFFICER" means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer or assistant treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

"RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest or on account of any return of capital to Borrower's stockholders, partners or members (or the equivalent Person thereof).

"SARBANES-OXLEY" means the Sarbanes-Oxley Act of 2002.

"SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

"SECOND MORTGAGE BONDS" has the meaning set forth in the first paragraph of this Agreement.

"SECOND MORTGAGE INDENTURE" has the meaning set forth in the first paragraph of this Agreement.

"SECOND MORTGAGE SUPPLEMENTAL INDENTURE" has the meaning set forth in the first paragraph of this Agreement.

"SECOND MORTGAGE TRUSTEE" has the meaning set forth in the first paragraph of this Agreement.

"SECURITIES LAWS" means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.

"SUBORDINATED LIABILITIES" means liabilities subordinated to the Obligations in a manner acceptable to Agent in its sole discretion.

"SUBSIDIARY" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of Borrower.

"SWAP CONTRACT" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "MASTER AGREEMENT"), including any such obligations or liabilities under any Master Agreement.

"SWAP TERMINATION VALUE" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

"SYNTHETIC LEASE OBLIGATION" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

"TANGIBLE NET WORTH" means the value of total assets (including leaseholds and leasehold improvements and reserves against assets but excluding goodwill, patents, trademarks, trade names, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses, and other like intangibles, and monies due from Affiliates, officers, directors, employees, shareholders, members or managers) less Total Liabilities, including but not limited to accrued and deferred income taxes, but excluding the non-current portion of Subordinated Liabilities.

"TAXES" means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

"TENDER AGENT" means U.S. Bank National Association, successor to Fleet National Bank.

"TENDER AGREEMENT" means the Tender Agreement dated as of June 1, 1996, among the MPUFB Trustee, the Tender Agent, the Borrower and the Remarketing Agent, as the same has been or may be amended from time to time.

"THRESHOLD AMOUNT" means $1,000,000.

"TOTAL LIABILITIES" means the sum of current liabilities plus long term liabilities.

"TOTAL OUTSTANDINGS" means the aggregate Outstanding Amount of all L/C Obligations.

"UNFUNDED PENSION LIABILITY" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

"UNITED STATES" and "U.S." mean the United States of America.

"UNREIMBURSED AMOUNT" has the meaning specified in Section 2.01(c)(i).

          1.02 OTHER INTERPRETIVE PROVISIONS. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

     (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "INCLUDE," "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "without limitation." The word "WILL" shall be construed to have the same meaning and effect as the word "SHALL." Unless the context requires otherwise,
(i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "HEREIN," "HEREOF" and "HEREUNDER," and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words "ASSET" and "PROPERTY" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word "FROM" means "FROM AND INCLUDING;" the words "TO" and "UNTIL" each mean "TO BUT EXCLUDING;" and the word "THROUGH" means "TO AND INCLUDING."

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

          1.03 ACCOUNTING TERMS. (a) GENERALLY. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, EXCEPT as otherwise specifically prescribed herein.

(b) CHANGES IN GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrower or the Required Lenders shall so request, Agent, Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); PROVIDED THAT, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide to Agent and Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

(c) CONSOLIDATION OF VARIABLE INTEREST ENTITIES. All references herein to consolidated financial statements of Borrower and its Subsidiaries or to the determination of any amount for Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that Borrower is required to consolidate pursuant to FASB Interpretation No. 46 - Consolidation of Variable Interest Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Subsidiary as defined herein.

          1.04 ROUNDING. Any financial ratios required to be maintained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

          1.05 TIMES OF DAY. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

          1.06 LETTER OF CREDIT AMOUNTS. Unless otherwise specified herein the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; PROVIDED, HOWEVER, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time and FURTHER PROVIDED, HOWEVER, that with respect to any Letter of Credit that, by its terms, provides for a different availability based on the applicable interest rate period for the bonds to which such Letter of Credit relates, then, for purposes of determining L/C Fees only, the stated amount shall be the aggregate principal amount together with the amount that would be available for the payment of interest if the weekly interest rate period or monthly interest rate period was then in effect, regardless of the actual then-prevailing interest rate period.

ARTICLE II. THE COMMITMENTS AND L/C CREDIT EXTENSIONS

          2.01 LETTERS OF CREDIT. (a) THE LETTER OF CREDIT COMMITMENT.

          (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this SECTION 2.01, (1) from time to time on any Business Day during the period from the Closing Date until the L/C Expiration Date, to issue Letters of Credit for the account of Borrower, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of Borrower and any drawings thereunder; PROVIDED that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Outstanding Amount of all L/C Obligations shall not exceed the Aggregate Commitments, and (y) the Applicable Percentage of the Outstanding Amount of all L/C Obligations of any Lender shall not exceed such Lender's Commitment. Each request by Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

          (ii) The L/C Issuer shall not issue any Letter of Credit, if:

(A) subject to Section 2.01(b)(iv), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

(B) the expiry date of such requested Letter of Credit would occur after the L/C Expiration Date, unless all the Lenders have approved such expiry date.

          (iii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

(B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer;

(C) except as otherwise agreed by Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit;

(D) such Letter of Credit is to be denominated in a currency other than Dollars;

(E) a default of any Lender's obligations to fund under Section 2.01(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with Borrower or such Lender to eliminate the L/C Issuer's risk with respect to such Lender; or

(F) unless specifically provided for in this Agreement, such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.

          (iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

          (v) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

          (vi) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to Agent in ARTICLE IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term "Administrative Agent" or "Agent" as used in ARTICLE IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b) PROCEDURES FOR ISSUANCE AND AMENDMENT OF LETTERS OF CREDIT; AUTO-EXTENSION LETTERS OF CREDIT.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of Borrower delivered to the L/C Issuer (with a copy to Agent) in the form of a L/C Application, appropriately completed and signed by a Responsible Officer of Borrower. Such L/C Application must be received by the L/C Issuer and Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such L/C Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such L/C Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and
(D) such other matters as the L/C Issuer may require. Additionally, Borrower shall furnish to the L/C Issuer and Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or Agent may require.

          (ii) Promptly after receipt of any L/C Application at the address set forth in SCHEDULE 10.02 for receiving L/C Applications and related correspondence, the L/C Issuer will confirm with Agent (by telephone or in writing) that Agent has received a copy of such L/C Application from Borrower and, if not, the L/C Issuer will provide Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Lender, Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions in
ARTICLE IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender's Applicable Percentage TIMES the amount of such Letter of Credit.

          (iii) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to Borrower and Agent a true and complete copy of such Letter of Credit or amendment.

          (iv) If Borrower so requests in any applicable L/C Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "AUTO-EXTENSION LETTER OF CREDIT"); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "NON-EXTENSION NOTICE DATE") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the L/C Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of SECTION 2.01(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from Agent that the Required Lenders have elected not to permit such extension or (2) from Agent, any Lender or Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

          (v) If Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an "AUTO-REINSTATEMENT LETTER OF CREDIT"). Unless otherwise directed by the L/C Issuer, Borrower shall not be required to make a specific request to the L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the "NON-REINSTATEMENT DEADLINE"), the L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Reinstatement Deadline (A) from Agent that the Required Lenders have elected not to permit such reinstatement or (B) from Agent, any Lender or Borrower that one or more of the applicable conditions specified in

SECTION 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the L/C Issuer not to permit such reinstatement.

(c)       DRAWINGS AND REIMBURSEMENTS; FUNDING OF PARTICIPATIONS.

          (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify Borrower and Agent thereof. Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "HONOR DATE"), Borrower shall reimburse the L/C Issuer through Agent in an amount equal to the amount of such drawing. If Borrower fails to so reimburse the L/C Issuer by such time, Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the unreimbursed drawing (the "UNREIMBURSED AMOUNT") which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. Agent shall promptly notify each Lender of the Honor Date, the Unreimbursed Amount, and the amount of such Lender's Applicable Percentage thereof. Any notice given by the L/C Issuer or Agent pursuant to this SECTION 2.01(c)(i) may be given by telephone if immediately confirmed in writing; PROVIDED that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

          (ii) Each Lender shall upon any notice pursuant to SECTION 2.01(c)(i) make funds available to Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by Agent. Each Lender's payment to Agent for the account of the L/C Issuer pursuant to this SECTION 2.01(c)(ii) shall be deemed payment in respect of its participation in the applicable L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this SECTION 2.01. Agent shall remit the funds so received to the L/C Issuer.

          (iii) Until each Lender funds its L/C Advance pursuant to this SECTION 2.01(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

          (iv) Each Lender's obligation to make L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this
SECTION 2.01(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of an L/C Advance shall relieve or otherwise impair the obligation of Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

          (v) If any Lender fails to make available to Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this SECTION 2.01(c) by the time specified in SECTION 2.01(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, PLUS any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. A certificate of the L/C Issuer submitted to any Lender (through Agent) with respect to any amounts owing under this clause
(v) shall be conclusive absent manifest error.

(d)       REPAYMENT OF PARTICIPATIONS.

          (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with SECTION 2.01(c), if Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from Borrower or otherwise, including proceeds of Cash Collateral applied thereto by Agent), Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's L/C Advance was outstanding) in the same funds as those received by Agent.

          (ii) If any payment received by Agent for the account of the L/C Issuer pursuant to SECTION 2.01(c)(i) is required to be returned under any of the circumstances described in SECTION 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) OBLIGATIONS ABSOLUTE. The obligation of Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

          (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, any other Loan Document or any Collateral Document;

          (ii) the existence of any claim, counterclaim, setoff, defense or other right that Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

          (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

          (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

          (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or any Subsidiary.

Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with Borrower's instructions or other irregularity, Borrower will immediately notify the L/C Issuer. Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f) RECORDS. Each Lender and Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of Agent shall control in the absence of manifest error.

(g) ROLE OF L/C ISSUER. Each Lender and Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or
(iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED, HOWEVER, that this assumption is not intended to, and shall not, preclude Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of SECTION 2.01(e); PROVIDED, HOWEVER, that anything in such clauses to the contrary notwithstanding, Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Borrower which Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(h) CASH COLLATERAL. Upon the request of Agent, if, as of the L/C Expiration Date, any L/C Obligation for any reason remains outstanding, Borrower shall, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. Section 8.02(c) sets forth certain additional requirements to deliver Cash Collateral hereunder. In addition, if for any reason, the Total Outstandings at any time exceeds the Aggregate Commitment then in effect, Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to such excess. For purposes hereof, "CASH COLLATERALIZE" means to pledge and deposit with or deliver to Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to Agent and the L/C Issuer (which documents are hereby consented to by Lenders). Derivatives of such term have corresponding meanings. Borrower hereby grants to Agent, for the benefit of the L/C Issuer and Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

(i) APPLICABILITY OF ISP AND UCP. Unless otherwise expressly agreed by the L/C Issuer and Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance shall apply to each commercial Letter of Credit.

(j) L/C FEES. Borrower shall pay to Agent for the account of each Lender in accordance with its Applicable Percentage a L/C fee (the "L/C FEE") for each Letter of Credit equal to the Applicable Rate TIMES the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with SECTION 1.06. L/C Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the L/C Expiration Date and thereafter on demand. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all L/C Fees shall accrue at the Default Rate.

(k) CONFLICT WITH ISSUER DOCUMENTS. In the event of any conflict between the terms hereof and the terms of any Issuer Documents, the terms hereof shall control.

          2.02 TERMINATION OR REDUCTION OF COMMITMENTS. Borrower may, upon notice to Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; PROVIDED that (i) any such notice shall be received by Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto, the Outstanding Amount of all L/C Obligations would exceed the Aggregate Commitments. Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

          2.03 REPAYMENT OF L/C BORROWINGS; INTEREST. Each L/C Borrowing is due and payable on demand. Each L/C Borrowing and, upon the request of the Required Lenders, any other amount payable by Borrower under any Loan Document that is not paid when due (without regard to any applicable grace periods), whether at stated maturity, upon demand, by acceleration or otherwise, shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest as set forth above (including interest on past due interest) shall be due and payable upon demand. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

          2.04 FEES. In addition to certain fees described in subsection (j) of
SECTION 2.01:

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

(a) COMMITMENT FEE. Borrower shall pay to Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to the Applicable Rate TIMES the actual daily amount by which the Aggregate Commitments exceed the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times from the Closing Date until the Maturity Date, including at any time during which one or more of the conditions in ARTICLE IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b) AGENT'S FEES. Borrower shall pay to Agent for Agent's own account, fees in the amounts and at the times specified in the letter agreement, dated October 3, 2005 (the "AGENT FEE LETTER"), between Borrower and Agent. Such fees shall be fully earned when paid and shall be nonrefundable for any reason whatsoever.

(c) LENDERS' UPFRONT FEE. On the Closing Date, Borrower shall pay to Agent, for the account of each Lender in accordance with their respective Applicable Percentages, an upfront fee in an amount of 1/4 of 1% of the Commitment of such Lender. Such upfront fees are for the credit facilities committed by Lenders under this Agreement and are fully earned on the date paid. The upfront fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever.

(d) DRAW FEE AND AMENDMENT FEE. Borrower shall pay to the Agent for the account of each Lender in accordance with its Applicable Percentage, a fee for each draw request made on a Letter of Credit and for each amendment made to a Letter of Credit; such fees are currently $175 and $250, respectively, and are subject to change from time to time. In addition, Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. All such fees, costs and charges are due and payable on demand and are nonrefundable.

          2.05 COMPUTATION OF INTEREST AND FEES. All computations of interest when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each L/C Borrowing for the day on which the L/C Borrowing is made, and shall not accrue on a L/C Borrowing, or any portion thereof, for the day on which the L/C Borrowing or such portion is paid, PROVIDED that any L/C Borrowing that is repaid on the same day on which it is made shall, subject to SECTION 2.06(a), bear interest for one day. Each determination by Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

          2.06 PAYMENTS GENERALLY; AGENT'S CLAWBACK. (a)(i) GENERAL. All payments to be made by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Agent, for the account of L/C Issuer or the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 12:00 noon on the date specified herein. Agent will promptly distribute to each Lender its Applicable Percentage(or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by Agent after 12:00 noon shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(ii) On each date when the payment of any principal, interest or fees are due hereunder or under any other Loan Document, Borrower agrees to maintain on deposit in an ordinary checking account maintained by Borrower with Agent (as such account shall be designated by Borrower in a written notice to Agent from time to time, the "BORROWER ACCOUNT") an amount sufficient to pay such principal, interest or fees in full on such date. Borrower hereby authorizes Agent (A) to deduct automatically all principal, interest or fees when due hereunder from the Borrower Account, and (B) if and to the extent any payment of principal, interest or fees under this Agreement is not made when due to deduct any such amount from any or all of the accounts of Borrower maintained at Agent. Agent agrees to provide written notice to Borrower of any automatic deduction made pursuant to this SECTION 2.06(a)(ii) showing in reasonable detail the amounts of such deduction. Lenders agree to reimburse Borrower based on their Applicable Percentage for any amounts deducted from such accounts in excess of amount due hereunder and under any other Loan Documents.

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(b)       PAYMENTS BY BORROWER; PRESUMPTIONS BY AGENT. Unless Agent shall have received notice from Borrower prior to the date on which any payment is due to Agent for the account of the Lenders or the L/C Issuer hereunder that Borrower will not make such payment, Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then each of Lenders or the L/C Issuer, as the case may be, severally agrees to repay to Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Agent, at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation. A notice of Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) OBLIGATIONS OF LENDERS SEVERAL. The obligations of Lenders hereunder to fund participations in Letters of Credit and to make payments under SECTION 10.04(c) are several and not joint. The failure of any Lender to make any L/C Advance, to fund any such participation or to make any payment under SECTION 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its L/C Advance, purchase its participation or to make its payment under SECTION 10.04(c):

          2.07 SHARING OF PAYMENTS. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the participations in L/C Obligations held by it resulting in such Lender's receiving payment of a proportion of the aggregate amount of such participations and accrued interest thereon greater than its PRO RATA share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify Agent of such fact, and (b) purchase (for cash at face value) subparticipations in L/C Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective L/C Advances and other amounts owing them, PROVIDED that:

          (i) if any such subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

          (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for subparticipations in L/C Obligations to any assignee or participant, other than to Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY

          3.01 TAXES. (a) PAYMENTS FREE OF TAXES. Any and all payments by Borrower to or on account of any obligation of Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if Borrower shall be required by any applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) PAYMENT OF OTHER TAXES BY BORROWER. Without limiting the provisions of subsection (a) above, Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) INDEMNIFICATION BY BORROWER. Borrower shall indemnify Agent, each Lender and the L/C Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or

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asserted on or attributable to amounts payable under this Section) paid by
Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender or the L/C Issuer (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

(d) EVIDENCE OF PAYMENTS. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by Borrower to a Governmental Authority, Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

(e) STATUS OF LENDERS. Any Lender, if requested by Borrower or Agent, shall deliver such documentation prescribed by applicable law or reasonably requested by Borrower or Agent as will enable the Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

(f) TREATMENT OF CERTAIN REFUNDS. If Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section, it shall pay to Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), PROVIDED that Borrower, upon the request of Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to Agent, such Lender or the L/C Issuer in the event Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrower or any other Person.

          3.02 INCREASED COSTS (a) INCREASED COSTS GENERALLY. If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer;

          (ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, or any participation in a Letter of Credit, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by SECTION 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

          (iii) impose on any Lender or the L/C Issuer any other condition, cost or expense affecting this Agreement or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b) CAPITAL REQUIREMENTS. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender's or the L/C Issuer's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the L/C Issuer's capital or on the capital of such Lender's or the L/C Issuer's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the L/C Issuer's policies and the policies of such Lender's or the L/C Issuer's holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company for any such reduction suffered. If Borrower becomes obligated to make any material amount of recurring payments under this subsection, then Borrower shall have the right to find another issuer of an appropriate letter of credit, and, upon closing with such issuer and the return to the Agent of any Letters of Credit outstanding hereunder and payment of any amounts due hereunder, terminate this Agreement, provided however that no such termination shall affect Borrower's obligations to the Lenders, the Agent, and the L/C Issuer for matters arising during the period this Agreement was in effect and payment of their reasonable out-of-pocket costs, including reasonable attorneys' fees, in connection with such termination.

(c) CERTIFICATES FOR REIMBURSEMENT. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to Borrower shall be conclusive absent manifest error. Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) DELAY IN REQUESTS. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's or the L/C Issuer's right to demand such compensation, PROVIDED that Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

          3.03 MITIGATION OBLIGATIONS. If any Lender requests compensation under
SECTION 3.02, or Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to SECTION 3.01, then such Lender shall use reasonable efforts to designate a different Lending Office or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to SECTION 3.01 or 3.02, as the case may be, in the future, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          3.04 SURVIVAL. All of Borrower's obligations under this ARTICLE III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV. CONDITIONS PRECEDENT TO L/C CREDIT EXTENSIONS

          4.01 CONDITIONS OF INITIAL L/C CREDIT EXTENSION. The obligation of the L/C Issuer to make the initial L/C Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a) Agent's receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to Agent and each of the Lenders:

          (i) executed counterparts of this Agreement sufficient in number for distribution to Agent, each Lender and Borrower, together with originals of the applicable Issuer Documents to be delivered to the L/C Issuer and all Collateral Documents, with the original Second Mortgage Bonds, to be delivered to the Agent;

          (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

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

          (iii) such documents and certifications as Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

          (iv) a favorable opinion of counsel to the Loan Parties acceptable to Agent addressed to Agent and each Lender, as to the matters set forth concerning the Loan Parties and the Loan Documents in form and substance satisfactory to Agent;

          (v) a certificate of a Responsible Officer of each Loan Party either
          (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and stating that such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

          (vi) a certificate signed by a Responsible Officer of Borrower certifying (A) that the conditions specified in SECTIONS 4.02(a) and
          (b) have been satisfied, and (B) that there has been no event or circumstance since the date of the Borrower Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

          (vii) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect;

          (viii) a duly completed Compliance Certificate as of the last day of the fiscal quarter of Borrower most recently ended prior to the Closing Date, signed by a Responsible Officer of Borrower;

          (ix) evidence that all commitments under the Letter of Credit and Reimbursement Agreement dated as of June 1, 1996, with The Bank of New York as Agent and Issuing Bank, as the same has been amended to date (the "EXISTING CREDIT AGREEMENT") have been or concurrently with the Closing Date are being terminated, and all outstanding amounts thereunder paid in full and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released;

          (x) evidence that the Letter of Credit to be issued hereunder has been accepted as an "Alternate Credit Facility" by the Trustee under the MPUFB Indenture;

          (xi) true and complete copies of each of the following, as amended to date, shall be provided to the Agent: the MPUFB Loan Agreement, the MPUFB Indenture, the Second Mortgage Supplemental Indenture, the Pledge Agreement, the Tender Agreement, the Remarketing Agreement; and

          (xii) such other assurances, certificates, documents, consents or opinions as Agent, the L/C Issuer or the Required Lenders reasonably may require.

(b) Any fees required to be paid on or before the Closing Date shall have been paid.

(c) Unless waived by Agent, Borrower shall have paid all fees, charges and disbursements of counsel to Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and Agent).

(d)       The Closing Date shall have occurred on or before February 28, 2006.

Without limiting the generality of the provisions of SECTION 9.04, for purposes of determining compliance with the conditions specified in this SECTION 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or

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acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

          4.02 CONDITIONS TO ALL L/C CREDIT EXTENSIONS. The obligation of the L/C Issuer to honor any request for a L/C Credit Extension is subject to the following conditions precedent:

(a) The representations and warranties of Borrower and each other Loan Party contained in ARTICLE V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such L/C Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this SECTION 4.02, the representations and warranties contained in subsections (a) and (b) of SECTION
5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of SECTION 6.01.

(b) No Default shall exist, or would result from such proposed L/C Credit Extension or from the application of the proceeds thereof.

(c) Agent and the L/C Issuer shall have received the L/C Application in accordance with the requirements hereof.

(d) Agent shall have received, in form and substance satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as Agent, the L/C Issuer or the Required Lenders reasonably may require.

Each L/C Application submitted by Borrower shall be deemed to be a representation and warranty that the conditions specified in SECTIONS 4.02(a) and (b) have been satisfied on and as of the date of the applicable L/C Credit Extension.

ARTICLE V. REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Agent and the Lenders that:

          5.01 EXISTENCE, QUALIFICATION AND POWER; COMPLIANCE WITH LAWS. Each Loan Party and each Subsidiary thereof (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents and the Collateral Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          5.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Loan Party of each Loan Document and each Collateral Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. Each Loan Party and each Subsidiary thereof is in compliance with all Contractual Obligations referred to in clause (b)(i), except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          5.03 GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document or any Collateral Document except that any action requiring a sale of any material part of the Borrower's assets will require PUC approval.

          5.04 BINDING EFFECT. This Agreement has been, and each other Loan Document and each Collateral Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This

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Agreement constitutes, and each other Loan Document and each Collateral Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

          5.05 FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT; NO INTERNAL CONTROL EVENT. (a) The Borrower Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

(b) The unaudited consolidated and consolidating balance sheets of Borrower and its Subsidiaries dated September 30, 2005, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c) Since the date of the Borrower Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(d) Since the date of the Borrower Financial Statements, no Internal Control Event has occurred.

(e) Subject to the second sentence of this subsection, the consolidated pro forma balance sheets of Borrower and its Subsidiaries as at December 31, 2005, and the related consolidated pro forma statements of income and cash flows of Borrower and its Subsidiaries for the twelve months then ended, certified by the chief financial officer of Borrower, copies of which have been furnished to each Lender, fairly present the consolidated pro forma financial condition of Borrower and its Subsidiaries as at such date and the consolidated pro forma results of operations of Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP. The consolidated forecasted balance sheet and statements of income and cash flows of the Borrower and its Subsidiaries were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance.

          5.06 LITIGATION. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document or any Collateral Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed in SCHEDULE 5.06, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect, and there has been no adverse change in the status, or financial effect on any Loan Party or any Subsidiary thereof, of the matters described on SCHEDULE 5.06.

          5.07 NO DEFAULT. Neither Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

          5.08 OWNERSHIP OF PROPERTY; LIENS. Each of Borrower and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by SECTION 7.01.

          5.09 ENVIRONMENTAL COMPLIANCE. Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof Borrower has reasonably

                                       25
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concluded that, except as specifically disclosed in SCHEDULE 5.09, such
Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.10 INSURANCE. The properties of Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Borrower or the applicable Subsidiary operates.

          5.11 TAXES. Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

          5.12 ERISA COMPLIANCE. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to
Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

(b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

          5.13 SUBSIDIARIES. As of the Closing Date, Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of SCHEDULE 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens. Borrower has no equity investments in any other corporation or entity other than those specifically disclosed in Part(b) of SCHEDULE 5.13. All of the outstanding Equity Interests in Borrower have been validly issued and are fully paid and nonassessable and are owned by Maine & Maritimes Corporation in the amounts specified on Part (c) of SCHEDULE 5.13 free and clear of all Liens.

          5.14 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT. (a) Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the drawing under each Letter of Credit, not more than 25% of the value of the assets (either of Borrower only or of Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of SECTION
7.01 or SECTION 7.05 or subject to any restriction contained in any agreement or instrument between Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of SECTION 8.01(e) will be margin stock.

(b) None of Borrower, any Person Controlling Borrower, or any Subsidiary is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

                                       26
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(c) The Parent and each of its subsidiaries, including the Borrower, have been exempted as a "holding company" and a "subsidiary", respectively, under the Public Utility Holding Company Act of 1935 (repealed effective February 8, 2006) pursuant to annual filings made with the SEC on Form U-3A-2, the most recent of which is now in full force and effect and has not been revoked, modified or amended. While the Parent meets the definition of a "holding company" under the Public Utility Holding Company Act of 2005, and the Borrower meets the definition of a "subsidiary" under such Act, (a) the only applicable requirements under such Act are state and federal government access to books and records of holding companies and their subsidiaries for other regulatory purposes, and (b) either the Parent or the Borrower, or both, may come under the terms of exemptions under regulations yet to be promulgated under such Act by the Federal Energy Regulatory Commission. The provisions of the Federal Power Act giving jurisdiction over securities issued by certain utilities does not extend to the securities and other obligations of the Borrower issued or incurred under this Agreement, since it is organized and operating in a state under the laws of which the security issues and other obligations under this Agreement are regulated by a state commission. The Borrower is subject to the jurisdiction of the PUC, which is vested with comprehensive powers of supervision, regulation and control over various matters, including the issuance of securities.

          5.15 DISCLOSURE. Borrower has disclosed to Agent and Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that, with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          5.16 COMPLIANCE WITH LAWS. Each of Borrower and each Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          5.17 INTELLECTUAL PROPERTY; LICENSES, ETC. Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Borrower or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of Borrower, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          5.18 RIGHTS IN COLLATERAL; PRIORITY OF LIENS. Borrower and each other Loan Party have caused the Second Mortgage Bonds to be duly executed and delivered in accordance with the terms of the Collateral Documents, as collateral security for Borrower's obligations hereunder, and the Letter of Credit to be issued under this Agreement is an "Alternate Credit Facility" as defined in the MPUFB Indenture. The Second Mortgage Bonds constitute valid and enforceable second priority perfected Liens on the property of Borrower, as described in the Second Mortgage Indenture, in favor of Agent, for the ratable benefit of Agent, L/C Issuer and Lenders.

ARTICLE VI. AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, Borrower shall, and shall (except in the case of the covenants set forth in SECTIONS 6.01, 6.02, and 6.03) cause each Subsidiary to:

          6.01 FINANCIAL STATEMENTS. Deliver to Agent a sufficient number of copies for delivery by Agent to each Lender, in form and detail satisfactory to Agent and the Required Lenders:

(a) as soon as available, but in any event within 120 days after the end of each fiscal year of Borrower,

(i) a consolidated and consolidating balance sheet of Parent and its subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by (i) a report and opinion of Vitale, Caturano and Co., Ltd. or another Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) when and to the extent required by the SEC an attestation report of such Registered Public Accounting Firm as to the Parent's internal controls pursuant to Section 404 of Sarbanes-Oxley expressing a conclusion to which the Required Lenders do not object and such consolidating statements to be certified by a Responsible Officer of Parent to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Parent and its subsidiaries, provided, however, that so long as Parent is subject to section 13 of the Securities Exchange Act of 1934, as amended, this requirement shall be satisfied with respect to Parent by delivery within such 120-day period of the annual report of Parent on Form 10-K for such fiscal year, together with all documents from the preceding fiscal year which are incorporated therein by reference, and have theretofore not been delivered, as filed by Parent with the SEC; and

(ii) a consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, and such consolidating statements to be certified by a Responsible Officer of Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Borrower and its Subsidiaries (the "Borrower Financial Statements");

(b) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of Borrower,

(i) a consolidated and consolidating balance sheet of Parent and its subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of Parent's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of Parent as fairly presenting the financial condition, results of operations, shareholders' equity and cash flows of Parent and its subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by a Responsible Officer of Parent to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Parent and its subsidiaries, provided, however, that so long as Parent is subject to section 13 of the Securities Exchange Act of 1934, as amended, this requirement shall be satisfied with respect to Parent by delivery within such 60-day period of the annual report of Parent on Form 10-Q for such quarter, as filed by Parent with the SEC; and

(ii) a consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of Borrower as fairly presenting the financial condition, results of operations, shareholders' equity and cash flows of Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by a Responsible Officer of Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries; and

(c) as soon as available, but in any event at least 60 days after the end of each fiscal year of Borrower, forecasts prepared by management of Borrower, in form satisfactory to Agent and the Required Lenders, of consolidated balance sheets and statements of income or operations and cash flows of Borrower and its Subsidiaries on a monthly basis for the immediately following fiscal year (including the fiscal year in which the Maturity Date occurs).

          6.02 CERTIFICATES; OTHER INFORMATION. Deliver to Agent a sufficient number of copies for delivery by Agent to each Lender, in form and detail satisfactory to Agent and the Required Lenders:

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

(a) concurrently with the delivery of the financial statements referred to in
SECTION 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default or, if any such Default shall exist, stating the nature and status of such event;

(b) concurrently with the delivery of the financial statements referred to in SECTIONS 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of Borrower;

(c) promptly after any request by Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Borrower by independent accountants in connection with the accounts or books of Borrower or any Subsidiary, or any audit of any of them;

(d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Borrower, and copies of all annual, regular, periodic and special reports and registration statements which Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to Agent pursuant hereto;

(e) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to
Section 6.01 or any other clause of this Section 6.02;

(f) promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the Securities and Exchange Commission (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof; and

(g) promptly, such additional information regarding the business, financial or corporate affairs of Borrower or any Subsidiary, or compliance with the terms of the Loan Documents and the Collateral Documents, as Agent or any Lender may from time to time reasonably request.

Borrower hereby acknowledges that (a) Agent will make available to Lenders and the L/C Issuer materials and/or information provided by or on behalf of Borrower hereunder (collectively, "BORROWER MATERIALS") by posting Borrower Materials on IntraLinks or another similar electronic system (the "PLATFORM") and (b) certain of the Lenders may be "public-side" Lenders (I.E., Lenders that do not wish to receive material non-public information with respect to Borrower or its securities) (each, a "PUBLIC LENDER"). Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" so long as Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC," Borrower shall be deemed to have authorized Agent, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor;" and (z) Agent shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor". Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials "PUBLIC."

          6.03 NOTICES. Promptly notify Agent and each Lender:

(a) of the occurrence of any Default;

(b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

(c) of the occurrence of any ERISA Event; and

(d) of the occurrence of any Internal Control Event.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and stating what action Borrower has taken and proposes to take with respect thereto. Each notice pursuant to SECTION 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document or Collateral Document that have been breached.

          6.04 PAYMENT OF OBLIGATIONS. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

          6.05 PRESERVATION OF EXISTENCE, ETC. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by
SECTION 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

          6.06 MAINTENANCE OF PROPERTIES. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted;
(b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

          6.07 MAINTENANCE OF INSURANCE. Maintain with financially sound and reputable insurance companies not Affiliates of Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days' prior notice to Agent of termination, lapse or cancellation of such insurance.

          6.08 COMPLIANCE WITH LAWS. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, write, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

          6.09 BOOKS AND RECORDS. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over Borrower or such Subsidiary, as the case may be. Borrower shall maintain, or cause to be maintained, at all times books and records pertaining to the Collateral in such detail, form and scope as Agent or any Lender shall reasonably require.

          6.10 INSPECTION RIGHTS. Permit representatives and independent contractors of Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to Borrower; PROVIDED, HOWEVER, that when an Event of Default exists Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of Borrower at any time during normal business hours and without advance notice.

          6.11 USE OF PROCEEDS. Use the Letters of Credit for credit enhancement for the MPUFB Bonds and not for any other purpose.

                                       30
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          6.12 FINANCIAL COVENANTS.

          (a) TANGIBLE NET WORTH. Maintain on a consolidated basis Tangible Net Worth equal to at least Thirty Two Million Five Hundred Seventy Four Thousand Dollars ($32,574,000).

          (b) CONSOLIDATED TOTAL INDEBTEDNESS FOR BORROWED MONEY TO CONSOLIDATED TOTAL CAPITAL. Maintain Consolidated Total Indebtedness for Borrowed Money to an amount equal to or lesser than 65% of Consolidated Total Capital, calculated at the end of each quarter, using the results of the twelve-month period ending with that reporting period.

          (c) DEBT SERVICE COVERAGE RATIO. Maintain a ratio of Consolidated Net Income Available for Fixed Charges to Consolidated Interest Expense of at least 1.75:1.0, calculated at the end of each quarter, using the results of the twelve-month period ending with that reporting period.

          6.13 COLLATERAL RECORDS. To execute and deliver promptly, and to cause each other Loan Party to execute and deliver promptly, to Agent, from time to time, solely for Agent's convenience in maintaining a record of the Collateral, such written statements and schedules as Agent may reasonably require designating, identifying or describing the Collateral. The failure by Borrower or any other Loan Party, however, to promptly give Agent such statements or schedules shall not affect, diminish, modify or otherwise limit the Liens on the Collateral granted pursuant to the Collateral Documents.

          6.14 SECURITY INTERESTS. To, and to cause each other Loan Party to, (a) defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein, and (b) do whatever Agent may reasonably request, from time to time, to effect the purposes of this Agreement and the other Loan Documents and Collateral Documents, including cooperating with Agent's representatives and paying claims which might, if unpaid, become a Lien on the Collateral.

ARTICLE VII. NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

          7.01 LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens pursuant to any Loan Document or any Collateral Document;

(b) Liens existing on the date hereof and listed on SCHEDULE 7.01 and any renewals or extensions thereof, PROVIDED that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased,
(iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by SECTION 7.03(b);

(c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

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(g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h) Liens securing judgments for the payment of money not constituting an Event of Default under SECTION 8.01(h); and

(i) Liens securing Indebtedness permitted under SECTION 7.03(e); PROVIDED that
(i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition.

          7.02 INVESTMENTS. Make any Investments, except:

(a) Investments held by Borrower or such Subsidiary in the form of cash equivalents or short-term marketable debt securities;

(b) advances to officers, directors and employees of Borrower and Subsidiaries in an aggregate amount not to exceed $50,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(c) Investments of Borrower in any wholly-owned Subsidiary and Investments of any wholly-owned Subsidiary in Borrower or in another wholly-owned Subsidiary;

(d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; and

(e) Guarantees permitted by SECTION 7.03.

          7.03 INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness under the Loan Documents and Collateral Documents;

(b) Indebtedness outstanding on the date hereof and listed on SCHEDULE 7.03 and any refinancings, refundings, renewals or extensions thereof; PROVIDED that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

(c) Guarantees of Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of Borrower or any wholly-owned Subsidiary;

(d) obligations (contingent or otherwise) of Borrower or any Subsidiary existing or arising under any Swap Contract, PROVIDED that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a "market view;" and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; and

(e) Indebtedness in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in SECTION 7.01(i); PROVIDED, HOWEVER, that the cumulative amount of all such Indebtedness outstanding during the term of this Agreement shall not exceed $2,500,000.

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          7.04 FUNDAMENTAL CHANGES. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom, Borrower's sole Subsidiary may be dissolved or otherwise terminate its existence, inasmuch as it has heretofore disposed of substantially all of its operating assets.

          7.05 DISPOSITIONS. Make any Disposition or enter into any agreement to make any Disposition, except:

(a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(b) Dispositions of inventory in the ordinary course of business;

(c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(d) Dispositions of property by any Subsidiary to Borrower or to a wholly-owned Subsidiary; PROVIDED that if the transferor of such property is a Guarantor, the transferee thereof must either be Borrower or a Guarantor; and

(e) Dispositions permitted by SECTION 7.04.

PROVIDED, HOWEVER, that any Disposition pursuant to clauses (a) through (e) shall be for fair market value.

          7.06 RESTRICTED PAYMENTS. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any Equity Interests, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a) each Subsidiary may make Restricted Payments to Borrower, Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b) Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c) Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; and

(d) Borrower may pay dividends to Parent to the full extent permitted by the PUC.

          7.07 CHANGE IN NATURE OF BUSINESS. Engage in any material line of business substantially different from those lines of business conducted by Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

          7.08 TRANSACTIONS WITH AFFILIATES. Enter into any transaction of any kind with any Affiliate of Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to Borrower or such Subsidiary as would be obtainable by Borrower or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate, provided that (a) the foregoing restriction shall not apply to transactions between or among Borrower and any Guarantor or between and among Guarantors, and (b) transactions permitted by order of the PUC shall be conclusively presumed to meet the foregoing standard.

          7.09 BURDENSOME AGREEMENTS. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document or any Collateral Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to Borrower or to otherwise transfer property to Borrower, (ii) of any Subsidiary to Guarantee the Indebtedness of Borrower or (iii) of Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; PROVIDED, HOWEVER, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under SECTION 7.03(e) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or

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(b) requires the grant of a Lien to secure an obligation of such Person if a
Lien is granted to secure another obligation of such Person.

          7.10 USE OF PROCEEDS. Use the proceeds of any Letter of Credit, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES

          8.01 EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default:

(a) NON-PAYMENT. Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein any drawing under any Letter of Credit, any amount of principal of any L/C Obligation or any interest on any such drawing or L/C Obligation, or (ii) within three days after the same becomes due, any fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document or Collateral Document; or

(b) SPECIFIC COVENANTS. Borrower fails to perform or observe any term, covenant or agreement contained in any of SECTION 6.02(a) THROUGH (g) INCLUSIVE, 6.03, 6.05, 6.10, 6.11 or 6.12 or ARTICLE VII; or

(c) OTHER DEFAULTS. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days or any default or Event of Default occurs under any other Loan Document or any Collateral Document; or

(d) REPRESENTATIONS AND WARRANTIES. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of Borrower or any other Loan Party herein, in any other Loan Document or any Collateral Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

(e) CROSS-DEFAULT. (i) Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; or
(iii) causes or suffers to exist an event of default, beyond any applicable notice or cure period, under any Related Document or the First Mortgage Indenture; or

(f) INSOLVENCY PROCEEDINGS, ETC. Any Loan Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

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(g) INABILITY TO PAY DEBTS; ATTACHMENT. (i) Borrower or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h) JUDGMENTS. There is entered against Borrower or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case,
(A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

(j) INVALIDITY OF LOAN DOCUMENTS, COLLATERAL DOCUMENTS OR RELATED DOCUMENTS. Any Loan Document, Collateral Document or any of the other Related Documents or any provision thereof, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document, any Collateral Document or any of the other Related Documents or any provision thereof; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, any Collateral Document or any of the other Related Documents, or purports to revoke, terminate or rescind any Loan Document, any Collateral Document or any of the other Related Documents or any provision thereof; or

(k) CHANGE OF CONTROL. There occurs any Change of Control with respect to Borrower without the prior written consent of the Required Lenders, such consent not to be unreasonably withheld, conditioned or delayed; or

(l) MATERIAL ADVERSE EFFECT. There occurs any event or circumstance that has a Material Adverse Effect; or

(m) DETERMINATION OF TAXABILITY. There occurs a Determination of Taxability; or

(n) LIENS OF SECOND MORTGAGE INDENTURE. The Liens created by the Second Mortgage Indenture shall for any reason cease to create valid, perfected Liens and/or security interests in favor of Agent, for the ratable benefit of Agent, L/C Issuer and Lenders.

          8.02 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default occurs and is continuing, Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions and, if it does so, it shall give a notice that an Event of Default has occurred and is continuing (i) to the MPUFB Trustee pursuant to Section 9.01(f) of the MPUFB Indenture, and (ii)_to the Second Mortgage Trustee pursuant to Section 12.01(k) of the Second Mortgage Indenture:

(a) declare any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all L/C Obligations and any reimbursement obligations arising from drawing under any Letter of Credit, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower;

(c) require that Borrower Cash Collateralize the L/C Obligations (in an amount up to an amount equal to the then Outstanding Amount thereof); and

(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents and all rights and remedies available to it and the Lenders under the Collateral Documents;

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PROVIDED, HOWEVER, that upon the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding L/C Obligations and any unpaid reimbursement obligations arising from drawing under any Letter of Credit and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of Agent or any Lender.

          If an Event of Default shall have occurred and be continuing and there shall be outstanding all or any part of any unreimbursed Letter of Credit payment(s) or any other Obligations, Borrower agrees that Agent, on behalf of the L/C Issuer and Lenders, shall be subrogated to any and all rights of Borrower or any Subsidiary against the beneficiary of any Letter of Credit, and Borrower agrees that, upon request of Agent, Borrower will promptly do such further acts and execute, acknowledge and deliver such documents as Agent may reasonably request in order to implement the assignment to Agent of such rights of Borrower or any Subsidiary against the beneficiary of any Letter of Credit.

          8.03 APPLICATION OF FUNDS. After the exercise of remedies provided for in SECTION 8.02 (or after the L/C Obligations and unreimbursed drawings have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to SECTION 8.02), any amounts received on account of the Obligations shall be applied by Agent in the following order:

FIRST, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Agent (including fees and time charges for attorneys who may be employees of Agent) and amounts payable under ARTICLE III) payable to Agent in its capacity as such;

SECOND, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and L/C Fees) payable to Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer) and amounts payable under ARTICLE III), ratably among them in proportion to the respective amounts described in this clause SECOND payable to them;

THIRD, to payment of that portion of the Obligations constituting accrued and unpaid L/C Fees and interest on L/C Borrowings and other Obligations, ratably among Lenders and the L/C Issuer in proportion to the respective amounts described in this clause THIRD payable to them;

FOURTH, to payment of that portion of the Obligations constituting unpaid principal of the L/C Borrowings and unpaid reimbursement obligation arising from the drawings under Letters of Credit, ratably among Lenders and the L/C Issuer in proportion to the respective amounts described in this clause FOURTH held by them;

FIFTH, to Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

LAST, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law.

Subject to SECTION 2.01(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause FIFTH above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

ARTICLE IX. ADMINISTRATIVE AGENT

          9.01 APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT. (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this

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Article are solely for the benefit of Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

          (b) Agent shall also act as the "collateral agent" under the Loan Documents, and each of the Lenders and the L/C Issuer hereby irrevocably appoints and authorizes Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, Agent, as "collateral agent" and any co-agents, sub-agents and attorneys-in-fact appointed by Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (as though such co-agents, sub-agents and attorneys-in-fact were the "collateral agent" under the Loan Documents) as if set forth in full herein with respect thereto.

          9.02 RIGHTS AS A LENDER. The Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Agent hereunder and without any duty to account therefor to Lenders.

          9.03 EXCULPATORY PROVISIONS. Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, Agent:

          (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

          (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), PROVIDED that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable Law; and

          (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as Agent or any of its Affiliates in any capacity.

          Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Agent shall believe in good faith shall be necessary, under the circumstances as provided in SECTIONS
8.02 and 10.01) or (ii) in the absence of its own gross negligence or willful misconduct. Agent shall be deemed not to have knowledge of any Default unless and until written notice describing such Default is given to Agent by Borrower, a Lender or the L/C Issuer. Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any Collateral Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in ARTICLE IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent.

          9.04 RELIANCE BY ADMINISTRATIVE AGENT. Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining

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compliance with any condition hereunder to the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the issuance of such Letter of Credit. Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          9.05 DELEGATION OF DUTIES. Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by Agent. Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

          9.06 RESIGNATION OF AGENT. Agent may at any time give notice of its resignation to Lenders, the L/C Issuer and Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of Lenders and the L/C Issuer, appoint a successor Agent meeting the qualifications set forth above; PROVIDED that if Agent shall notify Borrower and Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Agent on behalf of Lenders or the L/C Issuer under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this Section. Upon the acceptance of a successor's appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring Agent's resignation hereunder and under the other Loan Documents, the provisions of this Article and SECTION 10.04 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by Bank of America as Agent pursuant to this Section shall also constitute its resignation as L/C Issuer. Upon the acceptance of a successor's appointment as Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (b) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

          9.07 NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

          9.08 NO OTHER DUTIES, ETC. Anything herein to the contrary notwithstanding, no Lender holding a title listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as Agent, a Lender or the L/C Issuer hereunder.

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          9.09 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, Agent (irrespective of whether the principal of L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

          (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, the L/C Issuer and Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders, the L/C Issuer and Agent and their respective agents and counsel and all other amounts due Lenders, the L/C Issuer and Agent under SECTIONS 2.01(j) and (k), 2.05 and 10.04) allowed in such judicial proceeding; and

          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to Agent and, in the event that Agent shall consent to the making of such payments directly to Lenders and the L/C Issuer, to pay to Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Agent and its agents and counsel, and any other amounts due Agent under SECTIONS 2.04 and 10.04. Nothing contained herein shall be deemed to authorize Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize Agent to vote in respect of the claim of any Lender in any such proceeding.

          9.10 COLLATERAL MATTERS. (a) Each Lender and the L/C Issuer hereby irrevocably authorizes and directs Agent to accept the Second Mortgage Bonds on behalf of the Agent, the Lenders and the L/C Issuer and to enter into the Collateral Documents for the benefit of such Lender and the L/C Issuer. Each Lender and the L/C Issuer hereby agrees that, except as otherwise set forth in
Section 10.01, any action taken by the Required Lenders, in accordance with the provisions of this Agreement or the Collateral Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of Lenders and the L/C Issuer. Agent is hereby authorized (but not obligated) on behalf of all of Lenders and the L/C Issuer, without the necessity of any notice to or further consent from any Lender or the L/C Issuer from time to time prior to, an Event of Default, to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Collateral Documents.

          (b) Each Lender and the L/C issuer hereby irrevocably authorize Agent, at its option and in its discretion,

                    (i) to release any Lien on any property granted to or held by Agent under any Loan Document (A) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (B) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, (C) subject to SECTION 10.01, if approved, authorized or ratified in writing by the Required Lenders, or (D) in connection with any foreclosure sale or other disposition of Collateral after the occurrence of an Event of Default; and

                    (ii) to subordinate any Lien on any property granted to or held by Agent under any Loan Document to the holder of any Lien on such property that is permitted by this Agreement or any other Loan Document.

Upon request by Agent at any time, each Lender and the L/C Issuer will confirm in writing Agent's authority to release or subordinate its interest in particular types or items of Collateral pursuant to this SECTION 9.10.

          (c) Subject to (b) above, Agent shall (and is hereby irrevocably authorized by each Lender and the L/C Issuer to) execute such documents as may be necessary to evidence the release or subordination of the Liens granted to Agent for the benefit of Agent and Lenders and the L/C Issuer herein or pursuant hereto upon the applicable Collateral and/or the Collateral Documents; provided that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to or create any liability or entail any consequence other than the release or subordination of such Liens without recourse or warranty and (ii) such release or subordination shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrower or any other Loan Party in respect of) all interests retained by Borrower or any other Loan Party, including the proceeds of the sale, all of which shall continue to constitute part of the Collateral and/or the Collateral Documents. In the event of any sale or transfer of Collateral and/or the Collateral Documents, or any foreclosure with respect to any of the Collateral and/or the Collateral Documents, Agent shall be authorized to deduct all expenses reasonably incurred by Agent from the proceeds of any such sale, transfer or foreclosure.

          (d) Agent shall have no obligation whatsoever to any Lender, the L/C Issuer or any other Person to assure that the Collateral exists or is owned by Borrower or any other Loan Party or is cared for, protected or insured or that the Liens granted to Agent herein or in any of the Collateral Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Agent in this SECTION 9.10 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral and/or the Collateral Documents, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, given Agent's own interest in the Collateral and/or the Collateral Documents as one of Lenders and that Agent shall have no duty or liability whatsoever to Lenders or the L/C Issuer.

          (e) Each Lender and the L/C Issuer hereby appoints each other Lender as agent for the purpose of perfecting Lenders' and the L/C Issuer's security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender or the L/C Issuer (other than Agent) obtain possession of any such Collateral, such Lender or the L/C Issuer shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.

          (f) Agent agrees that it shall not release the Collateral or its interest in the Collateral without the prior written consent of each Lender.

ARTICLE X. MISCELLANEOUS

          10.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and Borrower or the applicable Loan Party, as the case may be, and acknowledged by Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in SECTION 4.01(a) without the written consent of each Lender; PROVIDED, HOWEVER, in the sole discretion of Agent, only a waiver by Agent shall be required with respect to immaterial matters or items specified in SECTION 4.01(a) (iii) or (iv) with respect to which Borrower has given assurances satisfactory to Agent that such items shall be delivered promptly following the Closing Date;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to SECTION 8.02) without the written consent of such Lender;

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any unreimbursed drawing under any Letter of Credit or L/C Borrowing, or (subject to clause (iii) of the second proviso to this SECTION 10.01) any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; PROVIDED, HOWEVER, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of Borrower to pay interest or L/C Fees at the Default Rate;

(e) amend any financial covenant in Section 6.12 without written consent of each Lender;

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(f) change SECTION 2.07 or SECTION 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; or

(g) change any provision of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

and, PROVIDED FURTHER, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by Agent in addition to the Lenders required above, affect the rights or duties of Agent under this Agreement or any other Loan Document; and (iii) the Agent Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

          10.02 NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATIONS. (a) NOTICES GENERALLY. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

          (i) if to Borrower, Agent or the L/C Issuer, to the address, telecopier number, electronic mail address or telephone number specified for such Person on SCHEDULE 10.02 ; and

          (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) ELECTRONIC COMMUNICATIONS. Notices and other communications to Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Agent that it is incapable of receiving notices under such Article by electronic communication. Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), PROVIDED that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) THE PLATFORM. THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE." THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall Agent or any of its Related Parties (collectively,

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the "Agent Parties") have any liability to Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Borrower's or Agent's transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) CHANGE OF ADDRESS, ETC. Each of the Borrower, Agent and the L/C Issuer may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to Borrower, Agent and, the L/C Issuer. IN ADDITION, EACH LENDER AGREES TO NOTIFY AGENT FROM TIME TO TIME TO ENSURE THAT AGENT HAS ON RECORD (i) AN EFFECTIVE ADDRESS, CONTACT NAME, TELEPHONE NUMBER, TELECOPIER NUMBER AND ELECTRONIC MAIL ADDRESS TO WHICH NOTICES AND OTHER COMMUNICATIONS MAY BE SENT AND (ii) ACCURATE WIRE INSTRUCTIONS FOR SUCH LENDER.

(d) RELIANCE BY AGENT. L/C ISSUER AND LENDERS. Agent, the L/C Issuer and Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other telephonic communications with Agent may be recorded by Agent, and each of the parties hereto hereby consents to such recording.

          10.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender, the L/C Issuer or Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10.04 EXPENSES; INDEMNITY; DAMAGE WAIVER. (a) COSTS AND EXPENSES. Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of Agent, any Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Letters of Credit issued hereunder and all L/C Obligations, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Letters of Credit and L/C Obligations.

(b) INDEMNIFICATION BY THE BORROWER. Borrower shall indemnify Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, any Collateral Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or, in the case of Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents,
(ii) any Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property

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owned or operated by the Borrower or any of its Subsidiaries, or any
Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) REIMBURSEMENT BY LENDERS. To the extent that Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of SECTION 2.06(c).

(d) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. To the fullest extent permitted by applicable law, Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any L/C Obligation or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e) PAYMENTS. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f) SURVIVAL. The agreements in this Section shall survive the resignation of Agent and the L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

          10.05 PAYMENTS SET ASIDE. To the extent that any payment by or on behalf of Borrower is made to Agent, the L/C Issuer or any Lender, or Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause
(b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06 SUCCESSORS AND ASSIGNS. (a) SUCCESSORS AND ASSIGNS GENERALLY. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Agent, the L/C Issuer and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to

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

confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) ASSIGNMENTS BY LENDERS. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to
it); PROVIDED that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and its participations in L/C Obligations at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender, the aggregate amount of the Commitment (which for this purpose includes participation in L/C Obligations outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the L/C Obligations of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $2,500,000 unless each of Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to its participations in L/C Obligations or the Commitment assigned; (iii) any assignment of a Commitment must be approved by Agent and the L/C Issuer unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall execute and deliver to Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and the Eligible Assignee, if it shall not be a Lender, shall deliver to Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of SECTIONS 3.01, 3.02, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) REGISTER. Agent, acting solely for this purpose as an agent of Borrower, shall maintain at Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and Borrower, Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by each of Borrower and the L/C Issuer, at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender may request and receive from Agent a copy of the Register.

(d) PARTICIPATIONS. Any Lender may at any time, without the consent of, or notice to, Borrower or Agent, sell participations to any Person (other than a natural person or Borrower or any of Borrower's Affiliates or Subsidiaries) (each, a "PARTICIPANT") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and such Lender's participations in L/C Obligations owing to it); PROVIDED that
(i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower, Agent, the L/C Issuer and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to
SECTION 10.01 that affects such Participant. Subject to subsection (e) of this Section, Borrower agrees that each Participant shall be entitled to the benefits of SECTIONS 3.01, and 3.02 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of SECTION 10.08 as though it were a Lender, PROVIDED such Participant agrees to be subject to
SECTION 2.07 as though it were a Lender.

(e) LIMITATIONS UPON PARTICIPANT RIGHTS. A Participant shall not be entitled to receive any greater payment under SECTION 3.01 or 3.02 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower's prior written consent.

(f) CERTAIN PLEDGES. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; PROVIDED that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) ELECTRONIC EXECUTION OF ASSIGNMENTS. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h) DEEMED CONSENT OF BORROWER. If the consent of Borrower to an assignment to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of SECTION 10.06(b)), Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered to Borrower by the assigning Lender (through Agent) unless such consent is expressly refused by Borrower prior to such fifth Business Day.

(i) RESIGNATION AS L/C ISSUER. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment pursuant to subsection (b) above, Bank of America may, upon 30 days' notice to Borrower and the Lenders, resign as L/C Issuer. In the event of any such resignation as L/C Issuer, Borrower shall be entitled to appoint from among Lenders a successor L/C Issuer hereunder; PROVIDED, HOWEVER, that no failure by Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to fund risk participations in Unreimbursed Amounts pursuant to SECTION 2.01(c)). Upon the appointment of a successor L/C Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

          10.07 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY. Each of Agent, Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any Collateral Document or any action or proceeding relating to this Agreement or any other Loan Document or any Collateral Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and its obligations, (g) with the consent of Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower. For purposes of this Section, "INFORMATION" means all information received from Borrower or any Subsidiary relating to Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by Borrower or any Subsidiary, PROVIDED that, in the case of information received from

Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

          10.08 RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of Borrower or any other Loan Party against any and all of the obligations of Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer or any such Affiliate, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify Borrower and Agent promptly after any such setoff and application, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application.

          10.09 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "MAXIMUM RATE"). If Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the L/C Obligations or, if it exceeds such unpaid principal, refunded to Borrower. In determining whether the interest contracted for, charged, or received by Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law,
(a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

          10.10 COUNTERPARTS ; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in SECTION 4.01, this Agreement shall become effective when it shall have been executed by Agent and when Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          10.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by Agent, the L/C Issuer and each Lender, regardless of any investigation made by Agent, the L/C Issuer or any Lender or on their behalf and notwithstanding that Agent or any Lender may have had notice or knowledge of any Default at the time of any L/C Credit Extension, and shall continue in full force and effect as long as any Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

          10.12 SEVERABILITY. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.13 GOVERNING LAW; JURISDICTION; ETC. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF MAINE.

(b) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF MAINE SITTING IN CUMBERLAND COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE STATE OF MAINE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MAINE STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          (c) WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

          10.14 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          10.15 USA PATRIOT ACT NOTICE. Each Lender that is subject to the Act (as hereinafter defined) and Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or Agent, as applicable, to identify Borrower in accordance with the Act.

          10.16 TIME OF THE ESSENCE. Time is of the essence of the Loan
Documents.

          10.17. MAINE NOTICE. By signing below, the Borrower agrees and acknowledges that, under Maine law, no promise, contract, or agreement to lend money, extend credit, forbear from collection of debt or make any other accommodation for the repayment of a debt for more than Two Hundred Fifty Thousand Dollars ($250,000) may be enforced against a Lender or L/C

Issuer unless the promise, contract, or agreement (or some memorandum or note thereof) is in writing and signed by such Lender or L/C Issuer. The Borrower executed this Agreement as of the date stated at the top of the first page, intending to create an instrument executed under seal.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written intending to create an instrument executed under seal.


                              MAINE PUBLIC SERVICE COMPANY

                              By:
                                  ---------------------------------------------
                              Name:
                              Title:


                              And By:
                                      -----------------------------------------
                              Name:
                              Title:


                              BANK OF AMERICA, N.A., as
                              Administrative Agent

                              By:
                                  ---------------------------------------------
                              Name: Stephen P. deCastro
                              Title: Vice President


                              BANK OF AMERICA, N.A., as a Lender and L/C Issuer

                              By:
                                  ---------------------------------------------
                              Name: Stephen P. deCastro
                              Title: Vice President


                              KEY BANK, N.A., as a Lender

                              By:
                                  ---------------------------------------------
                              Name: Neil Buitenhuys
                              Title: Senior Vice President

                                                                   SCHEDULE 2.01

                                   COMMITMENTS
                           AND APPLICABLE PERCENTAGES

        LENDER                   COMMITMENT                   APPLICABLE
                                                              PERCENTAGE
-----------------------------------------------------------------------------
Bank of America, N.A.          $ 7,916,333.70                  55%

Key Bank, N.A.                 $ 6,477,000.30                  45%

Total                          $   14,393,334                  100.000000000%

                                                                   SCHEDULE 5.06

                                   LITIGATION

                                      NONE.

                                                                   SCHEDULE 5.09

                              ENVIRONMENTAL MATTERS

                                      NONE.

                                                                   SCHEDULE 5.13

                                  SUBSIDIARIES
                          AND OTHER EQUITY INVESTMENTS
                        AND EQUITY INTERESTS IN BORROWER

Part (a). SUBSIDIARIES.

Maine & New Brunswick Electrical Power Company, Ltd

Part (b). OTHER EQUITY INVESTMENTS.

Borrower owns 5% of the common stock of Maine Yankee Atomic Power Company ("Maine Yankee"), a jointly-owned nuclear electric power company, and 7.49% of the common stock of the Maine Electric Power Company ("MEPCO,") a jointly-owned electric transmission company.

Part (c). OWNERS OF EQUITY INTERESTS IN BORROWER.

Parent owns all 1,636,137 shares of Borrower common stock.

                                                                   SCHEDULE 7.01

                                 EXISTING LIENS

Liens created under the Indenture of Mortgage and Deed of Trust dated as of October 1, 1945, as amended, between Borrower and U.S. Bank National Association (formerly named U.S. Bank Trust National Association and successor to Continental Illinois National Bank and Trust Company of Chicago), as Trustee, relating to the issuance of First Mortgage and Collateral Trust Bonds.

Liens created under the Indenture of Mortgage and Deed of Trust dated as of October 1, 1985, as amended, between Borrower and The Bank of New York Trust Company, N.A.( as successor to J. Henry Schroder Bank and Trust Company), as Trustee, relating to the issuance of Second Mortgage and Collateral Trust Bonds.

                                                                   SCHEDULE 7.03

                              EXISTING INDEBTEDNESS

                                                                                      AMOUNTS AS OF 11-30-05
                                                                                             ($000'S)
                                                                                             --------
      Maine Public Utility Financing Bank, Public Utility Revenue
      Bonds:

       Refunding Series 1996:  Due 2021 - Variable Interest
       payable Monthly                                                                          $     13,600
       (2.1% as of December 31, 2004)
       Series 2000:  Due 2025 - Variable Interest Payable Monthly                                      9,000
       (2.1% as of December 31, 2004)
      Finance Authority of Maine:
       1998 Taxable Electric Rate Stabilization
       Revenue Notes:  Due 2008 - Variable Interest Payable
       Monthly  (2.4% as of December 31, 2004)                                                         5,840
      Bank of America, N.A. (Successor by merger to Fleet National Bank):
       $6,000,000, 7 Year Term Loan
        Due November 1, 2011 - Variable
        Interest Payable Monthly ($4,050,000 at 3.84% and $1,900,000 at
        3.91%)                                                                                         5,450

      Bank of America, N.A., as Administrative Agent, L/C Issuer and Lender,
and Key Bank, N.A., as Lender under Credit Agreement dated as of October 7,
2005                                                                                                  10,000

                                                                  SCHEDULE 10.02

                         ADMINISTRATIVE AGENT'S OFFICE,
                          CERTAIN ADDRESSES FOR NOTICES

BORROWER:
Maine Public Service Company
209 State Street
Presque Isle, ME 04769

Attention: Chief Financial Officer
Telephone: 207-760-2445
Telecopier: 207-760-2421
Electronic Mail: ktornquist@maineandmaritimes.com
Website Address:  www.maineandmaritimes.com

ADMINISTRATIVE AGENT:

ADMINISTRATIVE AGENT'S OFFICE
(FOR PAYMENTS AND REQUESTS FOR CREDIT EXTENSIONS):
Bank of America, N.A.
Kathy Mumpower
Credit Services Representative
Bank of America, N.A.
Mail Code: NC1-001-15-04
One Independence Center
101 N. Tryon St.
Charlotte, NC 28255-0001
Phone: 704-386-0482
Fax: 704-409-0700
Email: kathy.mumpower@bankofamerica.com

Account No.:  136-621-225-0600
Attn:  Credit Services
Ref: Maine Public Service
ABA#  026-009-593

OTHER NOTICES AS ADMINISTRATIVE AGENT:
Bank of America, N.A.
Agency Management
Tamisha Eason
Agency Management Officer
Bank of America, N.A.
Mail Code: MA5-100-11-02
100 Federal Street
Boston, MA  02110
Telephone:  617-434-9205
Fax:   617-790-1284
Email: tamisha.u.eason@bankofamerica.com

L/C ISSUER:
STANDBY LETTERS OF CREDIT:

                         Form of Compliance Certificate

Bank of America, N.A.
Trade Operations
One Fleet Way
Mail Code: PA6-580-02-30
Scranton, PA  18507
Attention:  Alfonso (Al) Malave
            Telephone: 570.330.4212
            Telecopier: 570.330.4186
            Electronic Mail: alfonso.malave@bankofamerica.com


COMMERCIAL LETTERS OF CREDIT


                                  Bank of America, N.A.
                                  Trade Operations-Scranton
                                  1 Fleet Way
                                  Mail Code: PA6-580-02-30
                                  Scranton, PA 18507
                                  Attention:   Robert D. Morgan
                                               Telephone:  570.330.4570
                                               Telecopier:  800.755.8740
                                               Electronic Mail:
                                               robert.d.morgan@bankofamerica.com


BANKERS ACCEPTANCE

Bank of America, N.A.
Trade Operations-Los Angeles
333 S. Beaudry Avenue, 19th Floor
Mail Code:  CA9-703-19-15
Los Angeles, CA 90017-1466
Attention:  Frantz Bellevue
            Vice President
            Telephone: 213.345.6616
            Telecopier: 213.345.9665
            Electronic Mail:
            frantz.bellevue@bankofamerica.com

                         Form of Compliance Certificate

                                                                       EXHIBIT A

                         FORM OF COMPLIANCE CERTIFICATE

                                             Financial Statement Date: ________,


To:  Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

     Reference is made to that certain Letter of Credit and Reimbursement Agreement, dated as of January 31, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "AGREEMENT;" the terms defined therein being used herein as therein defined), among MAINE PUBLIC SERVICE COMPANY, a Maine corporation ("BORROWER"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

     The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ________________________ of Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to Agent on the behalf of Borrower, and that:

      [USE FOLLOWING PARAGRAPH 1 FOR FISCAL YEAR-END FINANCIAL STATEMENTS]

     1. Attached hereto as SCHEDULE 1 are the year-end audited financial statements and other reporting and certifications as required by SECTION 6.01(a) of the Agreement for the fiscal year ended as of the above date.

     [USE FOLLOWING PARAGRAPH 1 FOR FISCAL QUARTER-END FINANCIAL STATEMENTS]

     1. Attached hereto as SCHEDULE 1 are the unaudited financial statements and other reporting and certifications as required by SECTION 6.01(b) of the Agreement for the fiscal quarter ended as of the above date.

     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower during the accounting period covered by the attached financial statements.

     3. A review of the activities of Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower performed and observed all its Obligations under the Loan Documents, and

                                  [SELECT ONE:]

     [TO THE BEST KNOWLEDGE OF THE UNDERSIGNED DURING SUCH FISCAL PERIOD, BORROWER PERFORMED AND OBSERVED EACH COVENANT AND CONDITION OF THE LOAN DOCUMENTS APPLICABLE TO IT, AND NO DEFAULT HAS OCCURRED AND IS CONTINUING.]

                                     --OR--

          [THE FOLLOWING COVENANTS OR CONDITIONS HAVE NOT BEEN PERFORMED OR OBSERVED AND THE FOLLOWING IS A LIST OF EACH SUCH DEFAULT AND ITS NATURE AND STATUS:]

     4. The representations and warranties of Borrower contained in ARTICLE V of the Agreement, and/or any representations and warranties of Borrower or any other Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

     5. The financial covenant analyses and information set forth on SCHEDULE 2 attached hereto are true and accurate on and as of the date of this Certificate.

                         Form of Compliance Certificate

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________________, __________________.

                                         MAINE PUBLIC SERVICE COMPANY

                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                         Form of Compliance Certificate

                For the Quarter/Year ended ___________________("STATEMENT DATE")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I.        SECTION 6.12(a) TANGIBLE NET WORTH.

          A.        Tangible Net Worth at Statement Date:

                    1.        Total Tangible Assets:                                  $__________________

                    2.        Total Liabilities (minus non-current portion of
                              Subordinated Liabilities):                              $__________________

                    3.        Tangible Net Worth (Line II.A.1 less Line II.A.2):      $__________________


          B.        Minimum Required Tangible Net Worth :                             $32,574,000

          C.        Excess (deficient) for covenant compliance (Line I.A.3 less
                    I.B):                                                             $__________________

II.       SECTION 6.12(b) CONSOLIDATED TOTAL INDEBTEDNESS TO CONSOLIDATED
          CAPITAL .

          A.        Consolidated Total Indebtedness for Borrowed Money:               $__________________

          B.        Consolidated Total Capital:                                       $__________________

          C.        Percentage (Line II.A DIVIDED BY Line II.B):                      _____%

          D.        Maximum Allowed:                                                  65%

III.      SECTION 6.12(c) DEBT SERVICE COVERAGE RATIO.

          A.        Consolidated Net Income Available for Fixed Charges:              $__________________

          B.        Consolidated Interest Expense:                                    $__________________

          C.        Ratio (Line III.A DIVIDED BY Line III.B):
                                                                                      ____________ to 1.0

          D.        Minimum Required                                                  1.75:1.0

                         Form of Compliance Certificate

                                                                       EXHIBIT B

                                      FORM
                                       OF
                            ASSIGNMENT AND ASSUMPTION

          This Assignment and Assumption (this "ASSIGNMENT AND ASSUMPTION") is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the "ASSIGNOR") and [INSERT NAME OF ASSIGNEE] (the "ASSIGNEE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Letter of Credit and Reimbursement Agreement identified below (the "LETTER OF CREDIT AGREEMENT"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

          For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Letter of Credit Agreement, as of the Effective Date inserted by Agent as contemplated below (i) all of the Assignor's rights and obligations as a Lender under the Letter of Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Letter of Credit Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "ASSIGNED INTEREST"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.   Assignor:______________________________

2.   Assignee:     ______________________________ [AND IS AN AFFILIATE OF
                                                  [IDENTIFY LENDER]]

3.   Borrower(s):  ______________________________

4. Administrative Agent: Bank of America, N. A., as the administrative agent under the Letter of Credit Agreement

5. Letter of Credit Agreement: Letter of Credit and Reimbursement Agreement, dated as of January 31, 2006, among Maine Public Service Company, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent and L/C Issuer

6.   Assigned Interest:

                                 Aggregate
                                 Amount of              Amount of             Percentage
                                 Commitment             Commitment            Assigned of
    Facility Assigned         for all Lenders*          Assigned*             Commitment              CUSIP No.
    -----------------         ---------------           --------              ----------              ---------
      _____________          $________________      $________________       ______________%         _____________

      _____________          $________________      $________________       ______________%         _____________

      _____________          $________________      $________________       ______________%         _____________

[7.  TRADE DATE:       __________________]

                        Form of Assignment and Assumption

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                               ASSIGNOR
                                               [NAME OF ASSIGNOR]

                                               By:
                                                   -----------------------------
                                                     Title:

                                               ASSIGNEE
                                               [NAME OF ASSIGNEE]

                                               By:
                                                   -----------------------------
                                                     Title:
[CONSENTED TO AND] Accepted:

Bank of America, N. A., as
 Administrative Agent

By:
    -------------------------------
    Title:

[CONSENTED TO:]

By:
    -------------------------------
    Title:

                        Form of Assignment and Assumption

                                            ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

                        STANDARD TERMS AND CONDITIONS FOR

                            ASSIGNMENT AND ASSUMPTION

          1.        REPRESENTATIONS AND WARRANTIES.

          1.1. ASSIGNOR. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Letter of Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

          1.2. ASSIGNEE. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Letter of Credit Agreement,
(ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Letter of Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Letter of Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Letter of Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section [__] thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

          2. PAYMENTS. From and after the Effective Date, Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

          3. GENERAL PROVISIONS. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Maine.

                        Form of Assignment and Assumption

================================================================================
                                                                          (2000)

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                          Dated as of January 31, 2006
                                      among
                          MAINE PUBLIC SERVICE COMPANY,
                                  as Borrower,
                             BANK OF AMERICA, N.A.,
                           as Administrative Agent and
                                   L/C Issuer,
                                       and
                         The Other Lenders Party Hereto


================================================================================

                                TABLE OF CONTENTS

Section                                                                                                     Page
-------                                                                                                     ----
ARTICLE I.         DEFINITIONS AND ACCOUNTING TERMS............................................................1
         1.01      Defined Terms...............................................................................1
         1.02      Other Interpretive Provisions..............................................................12
         1.03      Accounting Terms...........................................................................13
         1.04      Rounding...................................................................................13
         1.05      Times of Day...............................................................................13
         1.06      Letter of Credit Amounts...................................................................13

ARTICLE II.        THE COMMITMENTS AND CREDIT EXTENSIONS......................................................13
         2.01      Letters of Credit..........................................................................13
         2.02      Termination or Reduction of Commitments....................................................18
         2.03      Repayment of L/C Borrowings; Interest......................................................19
         2.04      Fees.......................................................................................19
         2.05      Computation of Interest and Fees...........................................................19
         2.06      Payments Generally; Agent's Clawback.......................................................19
         2.07      Sharing of Payments........................................................................20

ARTICLE III.       TAXES, YIELD PROTECTION AND ILLEGALITY.....................................................20
         3.01      Taxes......................................................................................20
         3.02      Increased Costs............................................................................21
         3.03      Mitigation Obligations.....................................................................22
         3.04      Survival...................................................................................22

ARTICLE IV.        CONDITIONS PRECEDENT TO L/C CREDIT EXTENSIONS..............................................22
         4.01      Conditions of Initial L/C Credit Extension.................................................22
         4.02      Conditions to all L/C Credit Extensions....................................................24

ARTICLE V.         REPRESENTATIONS AND WARRANTIES.............................................................24
         5.01      Existence, Qualification and Power; Compliance with Laws...................................24
         5.02      Authorization; No Contravention............................................................24
         5.03      Governmental Authorization; Other Consents.................................................25
         5.04      Binding Effect.............................................................................25
         5.05      Financial Statements; No Material Adverse Effect; No Internal Control Event................25
         5.06      Litigation.................................................................................25
         5.07      No Default.................................................................................25
         5.08      Ownership of Property; Liens...............................................................26
         5.09      Environmental Compliance...................................................................26
         5.10      Insurance..................................................................................26
         5.11      Taxes......................................................................................26
         5.12      ERISA Compliance...........................................................................26
         5.13      Subsidiaries...............................................................................26
         5.14      Margin Regulations; Investment Company Act; Public Utility Holding Company Act.............27
         5.15      Disclosure.................................................................................27
         5.16      Compliance with Laws.......................................................................27
         5.17      Intellectual Property; Licenses, Etc.......................................................27
         5.18      Rights in Collateral; Priority of Liens....................................................27

ARTICLE VI.        AFFIRMATIVE COVENANTS......................................................................28
         6.01      Financial Statements.......................................................................28
         6.02      Certificates; Other Information............................................................29
         6.03      Notices....................................................................................30
         6.04      Payment of Obligations.....................................................................30
         6.05      Preservation of Existence, Etc.............................................................30
         6.06      Maintenance of Properties..................................................................30
         6.07      Maintenance of Insurance...................................................................30

         6.08      Compliance with Laws.......................................................................30
         6.09      Books and Records..........................................................................31
         6.10      Inspection Rights..........................................................................31
         6.11      Use of Proceeds............................................................................31
         6.12      Financial Covenants........................................................................31
         6.13      Collateral Records.........................................................................31
         6.14      Security Interests.........................................................................31

ARTICLE VII.       NEGATIVE COVENANTS.........................................................................31
         7.01      Liens......................................................................................31
         7.02      Investments................................................................................32
         7.03      Indebtedness...............................................................................32
         7.04      Fundamental Changes........................................................................33
         7.05      Dispositions...............................................................................33
         7.06      Restricted Payments........................................................................33
         7.07      Change in Nature of Business...............................................................34
         7.08      Transactions with Affiliates...............................................................34
         7.09      Burdensome Agreements......................................................................34
         7.10      Use of Proceeds............................................................................34

ARTICLE VIII.      EVENTS OF DEFAULT AND REMEDIES.............................................................34
         8.01      Events of Default..........................................................................34
         8.02      Remedies Upon Event of Default.............................................................35
         8.03      Application of Funds.......................................................................36

ARTICLE IX.        ADMINISTRATIVE AGENT.......................................................................37
         9.01      Appointment and Authorization of Administrative Agent......................................37
         9.02      Rights as a Lender.........................................................................37
         9.03      Exculpatory Provisions.....................................................................37
         9.04      Reliance by Administrative Agent...........................................................38
         9.05      Delegation of Duties.......................................................................38
         9.06      Resignation of Agent.......................................................................38
         9.07      Non-Reliance on Agent and Other Lenders....................................................39
         9.08      No Other Duties, Etc.......................................................................39
         9.09      Administrative Agent May File Proofs of Claim..............................................39
         9.10      Collateral Matters.........................................................................39

ARTICLE X.         MISCELLANEOUS..............................................................................40
         10.01     Amendments, Etc............................................................................40
         10.02     Notices; Effectiveness; Electronic Communications..........................................41
         10.03     No Waiver; Cumulative Remedies.............................................................42
         10.04     Expenses; Indemnity: Damage Waiver.........................................................42
         10.05     Payments Set Aside.........................................................................43
         10.06     Successors and Assigns.....................................................................44
         10.07     Treatment of Certain Information; Confidentiality..........................................45
         10.08     Right of Setoff............................................................................46
         10.09     Interest Rate Limitation...................................................................46
         10.10     Counterparts; Integration; Effectiveness...................................................46
         10.11     Survival of Representations and Warranties.................................................46
         10.12     Severability...............................................................................47
         10.13     Governing Law; Jurisdiction; Etc...........................................................47
         10.14     Waiver of Right to Trial by Jury...........................................................47
         10.15     USA Patriot Act Notice.....................................................................48
         10.16     Time of the Essence........................................................................48
         10.17     Maine Notice...............................................................................48

SCHEDULES

         2.01      Commitments and Applicable Percentages
         5.06      Litigation
         5.09      Environmental Matters
         5.13      Subsidiaries and Other Equity Investments
         7.01      Existing Liens
         7.03      Existing Indebtedness
         10.02     Administrative Agent's Office, Certain Addresses for Notices

EXHIBITS
         FORM OF
         A         Compliance Certificate
         B         Assignment and Assumption

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this "AGREEMENT") is entered into as of January 31, 2006, among MAINE PUBLIC SERVICE COMPANY, a Maine corporation ("BORROWER"), each lender from time to time party hereto (collectively, the "LENDERS" and individually, a "LENDER"), and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer. This Agreement memorializes the replacement of Borrower's Letter of Credit and Reimbursement Agreement dated as of October 1, 2000, with The Bank of New York as Agent and Issuing Bank, as the same has been amended to date, which is being terminated in connection with Borrower's execution and delivery of this Agreement, and as such the Letter of Credit to be issued hereunder is an "Alternate Credit Facility" as such term is used in the MPUFB Indenture and this Agreement is intended to be the "Reimbursement Agreement" and to evidence "Reimbursement Agreement Obligations" as such terms are used in each of the First Mortgage Indenture and the Second Mortgage Indenture (as defined below). As collateral for the Borrower's obligations hereunder the Borrower has pledged its First Mortgage and Collateral Trust Bonds, Series 2025, in the principal amount of $5,000,000 (the "FIRST MORTGAGE BONDS"), originally issued under and secured by the Twentieth Supplemental Indenture dated as of October 1, 2000 (the "FIRST MORTGAGE SUPPLEMENTAL INDENTURE") which supplemented the Indenture of Mortgage and Deed of Trust, dated as of October 1, 1945, between Borrower and U.S. Bank National Association, successor trustee as Trustee (the "FIRST MORTGAGE TRUSTEE") (as it has been or may be supplemented, amended or otherwise modified from time to time, the "FIRST MORTGAGE INDENTURE") and its Second Mortgage and Collateral Trust Bonds, Series 2025, in the principal amount of $4,525,000 (the "SECOND MORTGAGE BONDS"), originally issued under and secured by the Fifth Supplemental Indenture dated as of October 1, 2000 (the "SECOND MORTGAGE SUPPLEMENTAL INDENTURE"), which supplemented the Indenture of Second Mortgage and Deed of Trust, dated as of October 1, 1985, between the Borrower and The Bank of New York Trust Company, N.A., successor trustee as Trustee (the "SECOND MORTGAGE TRUSTEE") (as it has been or may be supplemented, amended or otherwise modified from time to time, the "SECOND MORTGAGE INDENTURE").

Borrower has requested that Lenders provide a revolving credit facility for the issuance of letters of credit, and Lenders are willing to do so on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS

          1.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

"ADMINISTRATIVE AGENT" or "AGENT" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

"ADMINISTRATIVE AGENT'S OFFICE" means Agent's address and, as appropriate, account as set forth on SCHEDULE 10.02, or such other address or account as Agent may from time to time notify Borrower and Lenders.

"ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by Agent.

"AFFILIATE" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

"AGENT FEE LETTER" has the meaning specified in Section 2.04(b).

"AGGREGATE COMMITMENTS" means the Commitments of all Lenders.

"AGREEMENT" means this Letter of Credit and Reimbursement Agreement.

"APPLICABLE PERCENTAGE" means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender's Commitment at such time. If the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to
SECTION 8.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on SCHEDULE 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

"APPLICABLE RATE" means a per annum rate equal to:

(a)       with respect to Letters of Credit, 1.375%; and

(B)       with respect to the commitment fee, 0.25%.

"ASSIGNMENT AND ASSUMPTION" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by SECTION 10.06(b), and accepted by Agent, in substantially the form of EXHIBIT B or any other form approved by Agent.

"ATTRIBUTABLE INDEBTEDNESS" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

"AUDITED FINANCIAL STATEMENTS" means the audited consolidated balance sheet of Parent and its subsidiaries for the fiscal year ended December 31, 2004, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of Parent and its subsidiaries, including the notes thereto.

"BANK OF AMERICA" means Bank of America, N.A. and its successors.

"BASE RATE" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

"BORROWER" has the meaning specified in the introductory paragraph hereto.

"BORROWER FINANCIAL STATEMENTS" has the meaning specified in Section 6.01(a)(ii)

"BORROWER MATERIALS" has the meaning specified in Section 6.02.

"BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where Administrative Agent's Office is located.

"CASH COLLATERALIZE" has the meaning specified in Section 2.01(h).

CHANGE IN LAW" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

"CHANGE OF CONTROL" means, with respect to any Person, an event or series of events by which:

(a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 25% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

(c) any individual(s) or entity(s) acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of such Person, or control over the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such individual(s) or entity(s) or group has the right to acquire pursuant to any option right) representing 25% or more of the combined voting power of such securities.

"CLOSING DATE" means the first date all the conditions precedent in SECTION 4.01 are satisfied or waived in accordance with SECTION 10.01.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COLLATERAL" shall mean the First Mortgage Bonds and the Second Mortgage Bonds.

"COLLATERAL DOCUMENTS" means the First Mortgage Bonds, the First Mortgage Supplemental Indenture, the Second Mortgage Bonds, the Second Mortgage Supplemental Indenture and all agreements, instruments and documents now or hereafter executed and delivered in connection with this Agreement pursuant to which Liens are granted or purported to be granted to Agent in Collateral securing all or part of the Obligations each in form and substance satisfactory to Agent.

"COMMITMENT" means, as to each Lender, its obligation to purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on SCHEDULE 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

"COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT A.

"CONSOLIDATED INTEREST EXPENSE" means, for any specified period, the total consolidated interest charges of the Borrower and its Subsidiaries for such period, determined in accordance with GAAP, plus (i) the allowance for borrowed funds used during construction for such period, minus (ii) interest on customer deposits for such period.

"CONSOLIDATED NET INCOME AVAILABLE FOR FIXED CHARGES" means, for any specified period, the consolidated income or loss before extraordinary items of the Borrower and its Subsidiaries for such period, determined in accordance with GAAP, plus (i) Consolidated Interest Expense for such period, plus (ii) the provision for income taxes for such period, minus (iii) the allowance for equity funds used during construction for such period.

"CONSOLIDATED TOTAL CAPITAL" means, at a particular date, the total of the amounts that, in conformity with GAAP, would be included on a consolidated balance sheet of the Borrower and its Subsidiaries as of such date in respect of
(i) Consolidated Indebtedness for Borrowed Money (excluding Indebtedness of other Persons guaranteed by the Borrower or a Subsidiary), (ii) preferred and preference stock, and (iii) Common Shareholders' Equity.

"CONSOLIDATED TOTAL INDEBTEDNESS FOR BORROWED MONEY" means at any particular date, the total amount of (i) Indebtedness of the Borrower and its Subsidiaries, excluding intercompany items, that, in conformity with GAAP, would be included on a consolidated balance sheet of the Borrower and its Subsidiaries (a) in respect of money borrowed, (b) in respect of obligations evidenced by a note, bond, debenture or other like written obligation to pay money, (c) in respect of obligations under Capital Leases, and (d) in respect of obligations under conditional sales or other title retention agreements, and (ii) Indebtedness of other Persons of the nature described in clauses (a) through (d) above which is guaranteed by the Borrower or a Subsidiary or with respect to which the Borrower or a Subsidiary is contingently liable.

"CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

"CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

"DEBTOR RELIEF LAWS" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

"DEBT SERVICE COVERAGE RATIO" means the ratio computed in accordance with
Section 6.12(c).

"DEFAULT" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

"DEFAULT RATE" means (a) when used with respect to Obligations other than L/C Fees an interest rate equal to (i) the Base Rate PLUS (ii) 4% per annum, and (b) when used with respect to L/C Fees, a rate equal to the Applicable Rate plus 4% per annum.

"DEFAULTING LENDER" means any Lender that (a) has failed to fund any portion of participations in L/C Obligations required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

"DETERMINATION OF TAXABILITY" means (a) a Determination of Taxability under the MPUFB Indenture or (b) a determination that the interest income on any of the MPUFB Bonds is includable in gross income for federal income tax purposes (except for any determination that as a result of interest on the MPUFB Bonds being included as an item of tax preference or otherwise being taken into account in determining alternative minimum taxable income under the Code)(each such exception being a "TAX CODE EXCEPTION"), which determination shall be deemed to have been made upon the occurrence of the first to occur of the following (in each case not including any such matter as a result of a Tax Code Exception): (i) the day on which Borrower or MPUFB is advised in writing by the Commissioner or any District Director of the Internal Revenue Service that, based upon any filings of Borrower or MPUFB or upon any other grounds whatsoever, the interest on the MPUFB Bonds is includable in the gross income for federal income tax purposes of any holder or former holder thereof; (ii) the day on which Borrower receives notice from the Agent that the Agent has been advised by nationally recognized bond counsel, in response to a request by the Agent, that interest on the MPUFB Bonds by any holder or former holder is includable in the gross income for federal income tax purposes of such holder;
(iii) the day on which Borrower, MPUFB, the Agent, the First Mortgage Trustee or the Second Mortgage Trustee receives notice in writing from any holder or former holder of a MPUFB Bond that the Internal Revenue Service has issued a statutory notice of deficiency or similar notice to such holder or former holder that asserts in effect that interest on the MPUFB Bonds received by such holder or former holder is includable in the gross income for federal income tax purposes of such holder; (iv) the day on which Borrower or MPUFB is advised in writing by the Commissioner or any District Director of the Internal Revenue Service that there has been issued a public or private ruling of the Internal Revenue Service or a technical advice memorandum issued by the National Office of the Internal Revenue Service that the interest on the MPUFB Bonds is includable in the gross income for federal income tax purposes of any holder or former holder of a MPUFB Bond; (v) the day on which Borrower or MPUFB is advised in writing that a final determination, from which no further right of appeal exists, has been made by a court of competent jurisdiction in the United States of America in a proceeding with respect to which Borrower or MPUFB has been given written notice and an opportunity to participate and defend that the interest on the MPUFB Bonds is includable in the gross income for federal income tax purposes of any holder or former holder of a MPUFB Bond; or (vi) the effective date of any legislation, judicial decision, decree, or order, ruling ,regulation or official statement of the Department of the Treasury or

Internal Revenue Service, of general application that results in the interest on the MPUFB Bonds being includable in the gross income for federal income tax purposes of any holder or former holder thereof; provided, however, that no Determination of Taxability shall occur under subparagraph (i), (ii), (iii),
(iv) or (vi) of this definition unless Borrower has been afforded the opportunity, at its expense, to contest any such conclusion and/or assessment and, further, no Determination of Taxability shall occur until such contest, if made, has been finally determined. Borrower shall be deemed to have been afforded the opportunity to contest the occurrence of a Determination of Taxability if it shall have been permitted to commence and maintain any action in the name of any holder or former holder of a MPUFB Bond to judgment and through any appeals therefrom or other proceedings related thereto.

"DISPOSITION" or "DISPOSE" means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

"DOLLAR" and "$" mean lawful money of the United States.

"ELIGIBLE ASSIGNEE" means (a) a Lender; (b) an Affiliate of a Lender; and (c) any other Person (other than a natural person) approved by (i) Agent and the L/C Issuer, and (ii) unless an Event of Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed); PROVIDED that notwithstanding the foregoing, "Eligible Assignee" shall not include Borrower or any of Borrower's Affiliates or Subsidiaries.

"ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

"ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

"EQUITY INTERESTS" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

"ERISA" means the Employee Retirement Income Security Act of 1974.

"ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

"ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Borrower or any ERISA Affiliate from a Pension Plan subject to
Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate.

"EVENT OF DEFAULT" has the meaning specified in SECTION 8.01.

"EXCLUDED TAXES" means, with respect to Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, and (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which Borrower is located.

"FEDERAL FUNDS RATE" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by Agent.

"FIRST MORTGAGE BONDS" has the meaning set forth in the first paragraph of this Agreement.

"FIRST MORTGAGE INDENTURE" has the meaning set forth in the first paragraph of this Agreement.

"FIRST MORTGAGE SUPPLEMENTAL INDENTURE" has the meaning set forth in the first paragraph of this Agreement.

"FIRST MORTGAGE TRUSTEE" has the meaning set forth in the first paragraph of this Agreement.

"FRB" means the Board of Governors of the Federal Reserve System of the United States.

"GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

"GOVERNMENTAL AUTHORITY" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
..

"GUARANTEE" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.

"GUARANTOR" means a Person that gives a Guarantee to the Agent for the benefit of the Lenders and/or the L/C Issuer.

"HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

"INDEBTEDNESS" means, as to any Person at a particular time, without duplication (for example, Borrower's letters of credit securing other Indebtedness shall not count as Indebtedness independent of the Indebtedness being secured), all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

          (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

          (c) net obligations of such Person under any Swap Contract;

          (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created);

          (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

          (f) capital leases and Synthetic Lease Obligations;

          (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference PLUS accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

"INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

"INDEMNITEES" has the meaning specified in SECTION 10.04(b).

"INFORMATION" has the meaning specified in SECTION 10.07.

"INTERNAL CONTROL EVENT" means a material weakness in, or fraud that involves management or other employees who have a significant role in, Borrower's internal controls over financial reporting, in each case as described in the Securities Laws and when relevant requirements become effective as to Borrower under regulations promulgated under the Securities Laws.

"INVESTMENT" means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

"IRS" means the United States Internal Revenue Service.

"ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

"ISSUER DOCUMENTS" means with respect to any Letter of Credit (but not the Letter of Credit itself), the L/C Application, and any other document, agreement and instrument entered into by the L/C Issuer and Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to any such Letter of Credit.

"LAWS" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

"L/C ADVANCE" means, with respect to each Lender, such Lender's funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

"L/C APPLICATION" means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

"L/C BORROWING" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made.

"L/C CREDIT EXTENSION" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

"L/C EXPIRATION DATE" means the day that is thirty days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

"L/C FEE" has the meaning specified in Section 2.01(j).

"L/C ISSUER" means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

"L/C OBLIGATIONS" means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit PLUS the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with SECTION
1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

"LENDER" has the meaning specified in the introductory paragraph hereto.

"LENDING OFFICE" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify Borrower and Agent.

"LETTER OF CREDIT" means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

"LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

"LOAN DOCUMENTS" means this Agreement, each Issuer Document and the Agent Fee Letter.

"LOAN PARTIES" means, collectively, Borrower and each Person (other than Agent, the L/C Issuer, or any Lender) executing a Loan Document.

"MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of Borrower or Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

"MATURITY DATE" means January 31, 2009.

"MPUFB" means the Maine Public Utility Financing Bank.

"MPUFB BONDS" means the Maine Public Utility Financing Bank Public Utility Revenue Bonds, Series 2000 (Maine Public Service Company Project) in the original principal amount of $9,000,000, issued pursuant to the MPUFB Indenture.

"MPUFB INDENTURE" means the Indenture of Trust, dated as of October 1, 2000, between MPUFB, as Issuer, and U.S. Bank National Association (successor to State Street Bank and Trust Company), as Trustee, as the same has been and may be amended from time to time.

"MPUFB LOAN AGREEMENT" means the Loan Agreement, dated as of October 1, 2000, between Borrower andMPUFB, as the same has been and may be amended from time to time.

"MPUFB TRUSTEE" means the Trustee under the MPUFB Indenture.

"MULTIEMPLOYER PLAN" means any employee benefit plan of the type described in
Section 4001(a)(3) of ERISA, to which Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

"OBLIGATIONS" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

"ORGANIZATION DOCUMENTS" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

"OTHER TAXES" means all present or future stamp, intangible or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or any Collateral Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document or any Collateral Document.

"OUTSTANDING AMOUNT" means on any date, the amount of L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by Borrower of Unreimbursed Amounts.

"PARENT" means Maine & Maritimes Corporation, a Maine corporation which owns 100% of the issued and outstanding capital stock of the Borrower.

"PARTICIPANT" has the meaning specified in SECTION 10.06(d).

"PBGC" means the Pension Benefit Guaranty Corporation.

"PENSION PLAN" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

"PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

 "PLAN" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

"PLATFORM" has the meaning specified in SECTION 6.02.

"PLEDGE AGREEMENT" means the Pledge and Security Agreement dated as of October 1, 2000, among Borrower, Administrative Agent and Tender Agent, as the same has been and may be amended from time to time.

"PUC" means the Maine Public Utilities Commission.

"REGISTER" has the meaning specified in SECTION 10.06(c).

"REGISTERED PUBLIC ACCOUNTING FIRM" has the meaning specified in the Securities Laws and shall be independent of Borrower as prescribed by the Securities Laws.

"RELATED DOCUMENTS" means any Letter of Credit, the First Mortgage Supplemental Indenture, the First Mortgage Bonds, the Second Mortgage Supplemental Indenture, the Second Mortgage Bonds, the MPUFB Indenture, the MPUFB Bonds, the Tender Agreement, the MPUFB Loan Agreement, the Pledge Agreement , the Remarketing Agreement and any other agreement or instrument relating to any of the foregoing.

"RELATED PARTIES" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

"REMARKETING AGENT" means Banc of America Securities LLC, successor to BNY Capital Markets, Inc..

"REMARKETING AGREEMENT" means the Remarketing Agreement dated as of October 1, 2000 between Borrower and the Remarketing Agent, as the same has been or may be amended from time to time.

"REPORTABLE EVENT" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

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"REQUIRED LENDERS" means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the obligation of the L/C Issuer to make L/C Credit Extensions has been terminated pursuant to SECTION 8.02, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender's risk participation and funded participation in L/C Obligations being deemed "held" by such Lender for purposes of this definition); PROVIDED that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

"RESPONSIBLE OFFICER" means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer or assistant treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

"RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest or on account of any return of capital to Borrower's stockholders, partners or members (or the equivalent Person thereof).

"SARBANES-OXLEY" means the Sarbanes-Oxley Act of 2002.

"SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

"SECOND MORTGAGE BONDS" has the meaning set forth in the first paragraph of this Agreement.

"SECOND MORTGAGE INDENTURE" has the meaning set forth in the first paragraph of this Agreement.

"SECOND MORTGAGE SUPPLEMENTAL INDENTURE" has the meaning set forth in the first paragraph of this Agreement.

"SECOND MORTGAGE TRUSTEE" has the meaning set forth in the first paragraph of this Agreement.

"SECURITIES LAWS" means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.

"SUBORDINATED LIABILITIES" means liabilities subordinated to the Obligations in a manner acceptable to Agent in its sole discretion.

"SUBSIDIARY" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of Borrower.

"SWAP CONTRACT" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement

                                       11
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(any such master agreement, together with any related schedules, a "MASTER
AGREEMENT"), including any such obligations or liabilities under any Master Agreement.

"SWAP TERMINATION VALUE" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

"SYNTHETIC LEASE OBLIGATION" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

"TANGIBLE NET WORTH" means the value of total assets (including leaseholds and leasehold improvements and reserves against assets but excluding goodwill, patents, trademarks, trade names, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses, and other like intangibles, and monies due from Affiliates, officers, directors, employees, shareholders, members or managers) less Total Liabilities, including but not limited to accrued and deferred income taxes, but excluding the non-current portion of Subordinated Liabilities.

"TAXES" means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

"TENDER AGREEMENT" means the Tender Agreement dated as of October 1, 2000, among the MPUFB Trustee, the Tender Agent, the Borrower and the Remarketing Agent, as the same has been or may be amended from time to time.

"TENDER AGENT" means U.S. Bank National Association , successor to State Street Bank and Trust Company.

"THRESHOLD AMOUNT" means $1,000,000.

"TOTAL LIABILITIES" means the sum of current liabilities plus long term liabilities.

"TOTAL OUTSTANDINGS" means the aggregate Outstanding Amount of all L/C Obligations.

"UNFUNDED PENSION LIABILITY" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

"UNITED STATES" and "U.S." mean the United States of America.

"UNREIMBURSED AMOUNT" has the meaning specified in Section 2.01(c)(i).

          1.02 OTHER INTERPRETIVE PROVISIONS. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

          (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "INCLUDE," "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "without limitation." The word "WILL" shall be construed to have the same meaning and effect as the word "SHALL." Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "HEREIN," "HEREOF" and "HEREUNDER," and words of similar import when used in any Loan Document, shall be construed to refer to such Loan

Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words "ASSET" and "PROPERTY" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word "FROM" means "FROM AND INCLUDING;" the words "TO" and "UNTIL" each mean "TO BUT EXCLUDING;" and the word "THROUGH" means "TO AND INCLUDING."

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

          1.03 ACCOUNTING TERMS. (a) GENERALLY. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, EXCEPT as otherwise specifically prescribed herein.

(b) CHANGES IN GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrower or the Required Lenders shall so request, Agent, Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); PROVIDED THAT, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide to Agent and Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

(c) CONSOLIDATION OF VARIABLE INTEREST ENTITIES. All references herein to consolidated financial statements of Borrower and its Subsidiaries or to the determination of any amount for Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that Borrower is required to consolidate pursuant to FASB Interpretation No. 46 - Consolidation of Variable Interest Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Subsidiary as defined herein.

          1.04 ROUNDING. Any financial ratios required to be maintained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

          1.05 TIMES OF DAY. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

          1.06 LETTER OF CREDIT AMOUNTS. Unless otherwise specified herein the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; PROVIDED, HOWEVER, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time and FURTHER PROVIDED, HOWEVER, that with respect to any Letter of Credit that, by its terms, provides for a different availability based on the applicable interest rate period for the bonds to which such Letter of Credit relates, then, for purposes of determining L/C Fees only, the stated amount shall be the aggregate principal amount together with the amount that would be available for the payment of interest if the weekly interest rate period or monthly interest rate period was then in effect, regardless of the actual then-prevailing interest rate period.

ARTICLE II. THE COMMITMENTS AND L/C CREDIT EXTENSIONS

          2.01 LETTERS OF CREDIT. (a) THE LETTER OF CREDIT COMMITMENT.

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          (i) Subject to the terms and conditions set forth herein, (A) the L/C
Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this SECTION 2.01, (1) from time to time on any Business Day during the period from the Closing Date until the L/C Expiration Date, to issue Letters of Credit for the account of Borrower, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of Borrower and any drawings thereunder; PROVIDED that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Outstanding Amount of all L/C Obligations shall not exceed the Aggregate Commitments, and (y) the Applicable Percentage of the Outstanding Amount of all L/C Obligations of any Lender shall not exceed such Lender's Commitment. Each request by Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

          (ii) The L/C Issuer shall not issue any Letter of Credit, if:

(A) subject to Section 2.01(b)(iv), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

(B) the expiry date of such requested Letter of Credit would occur after the L/C Expiration Date, unless all the Lenders have approved such expiry date.

          (iii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

(B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer;

(C) except as otherwise agreed by Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit;

(D) such Letter of Credit is to be denominated in a currency other than Dollars;

(E) a default of any Lender's obligations to fund under Section 2.01(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with Borrower or such Lender to eliminate the L/C Issuer's risk with respect to such Lender; or

(F) unless specifically provided for in this Agreement, such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.

          (iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

          (v) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

          (vi) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to Agent in ARTICLE IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term "Administrative Agent" or "Agent" as used in
ARTICLE IX included the L/C Issuer with respect to such acts or omissions, and
(B) as additionally provided herein with respect to the L/C Issuer.

(b) PROCEDURES FOR ISSUANCE AND AMENDMENT OF LETTERS OF CREDIT; AUTO-EXTENSION LETTERS OF CREDIT.

          (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of Borrower delivered to the L/C Issuer (with a copy to Agent) in the form of a L/C Application, appropriately completed and signed by a Responsible Officer of Borrower. Such L/C Application must be received by the L/C Issuer and Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such L/C Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such L/C Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. Additionally, Borrower shall furnish to the L/C Issuer and Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or Agent may require.

          (ii) Promptly after receipt of any L/C Application at the address set forth in SCHEDULE 10.02 for receiving L/C Applications and related correspondence, the L/C Issuer will confirm with Agent (by telephone or in writing) that Agent has received a copy of such L/C Application from Borrower and, if not, the L/C Issuer will provide Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Lender, Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions in
ARTICLE IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender's Applicable Percentage TIMES the amount of such Letter of Credit.

          (iii) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to Borrower and Agent a true and complete copy of such Letter of Credit or amendment.

          (iv) If Borrower so requests in any applicable L/C Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "AUTO-EXTENSION LETTER OF CREDIT"); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "NON-EXTENSION NOTICE DATE") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the L/C Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of SECTION 2.01(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from Agent that the Required Lenders have elected not to permit such extension or (2) from Agent, any Lender or Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

          (v) If Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount

                                       15
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thereof after any drawing thereunder (each, an "AUTO-REINSTATEMENT LETTER OF
CREDIT"). Unless otherwise directed by the L/C Issuer, Borrower shall not be required to make a specific request to the L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the "NON-REINSTATEMENT DEADLINE"), the L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Reinstatement Deadline (A) from Agent that the Required Lenders have elected not to permit such reinstatement or (B) from Agent, any Lender or Borrower that one or more of the applicable conditions specified in SECTION 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the L/C Issuer not to permit such reinstatement.

(c)       DRAWINGS AND REIMBURSEMENTS; FUNDING OF PARTICIPATIONS.

          (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify Borrower and Agent thereof. Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "HONOR DATE"), Borrower shall reimburse the L/C Issuer through Agent in an amount equal to the amount of such drawing. If Borrower fails to so reimburse the L/C Issuer by such time, Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the unreimbursed drawing (the "UNREIMBURSED AMOUNT") which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. Agent shall promptly notify each Lender of the Honor Date, the Unreimbursed Amount, and the amount of such Lender's Applicable Percentage thereof. Any notice given by the L/C Issuer or Agent pursuant to this SECTION 2.01(c)(i) may be given by telephone if immediately confirmed in writing; PROVIDED that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

          (ii) Each Lender shall upon any notice pursuant to SECTION 2.01(c)(i) make funds available to Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by Agent. Each Lender's payment to Agent for the account of the L/C Issuer pursuant to this SECTION 2.01(c)(ii) shall be deemed payment in respect of its participation in the applicable L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this SECTION 2.01. Agent shall remit the funds so received to the L/C Issuer.

          (iii) Until each Lender funds its L/C Advance pursuant to this SECTION 2.01(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

          (iv) Each Lender's obligation to make L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this
SECTION 2.01(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of an L/C Advance shall relieve or otherwise impair the obligation of Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

          (v) If any Lender fails to make available to Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this SECTION 2.01(c) by the time specified in SECTION 2.01(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, PLUS any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. A certificate of the L/C Issuer submitted to any Lender (through Agent) with respect to any amounts owing under this clause
(v) shall be conclusive absent manifest error.

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(d)       REPAYMENT OF PARTICIPATIONS.

          (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with SECTION 2.01(c), if Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from Borrower or otherwise, including proceeds of Cash Collateral applied thereto by Agent), Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's L/C Advance was outstanding) in the same funds as those received by Agent.

          (ii) If any payment received by Agent for the account of the L/C Issuer pursuant to SECTION 2.01(c)(i) is required to be returned under any of the circumstances described in SECTION 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) OBLIGATIONS ABSOLUTE. The obligation of Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

          (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, any other Loan Document or any Collateral Document;

          (ii) the existence of any claim, counterclaim, setoff, defense or other right that Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

          (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

          (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

          (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or any Subsidiary.

Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with Borrower's instructions or other irregularity, Borrower will immediately notify the L/C Issuer. Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f) RECORDS. Each Lender and Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of Agent shall control in the absence of manifest error.

(g) ROLE OF L/C ISSUER. Each Lender and Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in

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connection herewith at the request or with the approval of Lenders or the
Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED, HOWEVER, that this assumption is not intended to, and shall not, preclude Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through
(v) of SECTION 2.01(e); PROVIDED, HOWEVER, that anything in such clauses to the contrary notwithstanding, Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Borrower which Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(h) CASH COLLATERAL. Upon the request of Agent, if, as of the L/C Expiration Date, any L/C Obligation for any reason remains outstanding, Borrower shall, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. Section 8.02(c) sets forth certain additional requirements to deliver Cash Collateral hereunder. In addition, if for any reason, the Total Outstandings at any time exceeds the Aggregate Commitment then in effect, Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to such excess. For purposes hereof, "CASH COLLATERALIZE" means to pledge and deposit with or deliver to Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to Agent and the L/C Issuer (which documents are hereby consented to by Lenders). Derivatives of such term have corresponding meanings. Borrower hereby grants to Agent, for the benefit of the L/C Issuer and Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

(i) APPLICABILITY OF ISP AND UCP. Unless otherwise expressly agreed by the L/C Issuer and Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance shall apply to each commercial Letter of Credit.

(j) L/C FEES. Borrower shall pay to Agent for the account of each Lender in accordance with its Applicable Percentage a L/C fee (the "L/C FEE") for each Letter of Credit equal to the Applicable Rate TIMES the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with SECTION 1.06. L/C Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the L/C Expiration Date and thereafter on demand. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all L/C Fees shall accrue at the Default Rate.

(k) CONFLICT WITH ISSUER DOCUMENTS. In the event of any conflict between the terms hereof and the terms of any Issuer Documents, the terms hereof shall control.

          2.02 TERMINATION OR REDUCTION OF COMMITMENTS. Borrower may, upon notice to Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; PROVIDED that (i) any such notice shall be received by Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto, the Outstanding Amount of all L/C Obligations would exceed the Aggregate Commitments. Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

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          2.03 REPAYMENT OF L/C BORROWINGS; INTEREST. Each L/C Borrowing is due
and payable on demand. Each L/C Borrowing and, upon the request of the Required Lenders, any other amount payable by Borrower under any Loan Document that is not paid when due (without regard to any applicable grace periods), whether at stated maturity, upon demand, by acceleration or otherwise, shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest as set forth above (including interest on past due interest) shall be due and payable upon demand. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

          2.04 FEES. In addition to certain fees described in subsection (j) of
SECTION 2.01:

(a) COMMITMENT FEE. Borrower shall pay to Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to the Applicable Rate TIMES the actual daily amount by which the Aggregate Commitments exceed the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times from the Closing Date until the Maturity Date, including at any time during which one or more of the conditions in ARTICLE IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b) AGENT'S FEES. Borrower shall pay to Agent for Agent's own account, fees in the amounts and at the times specified in the letter agreement, dated October 3, 2005 (the "AGENT FEE LETTER"), between Borrower and Agent. Such fees shall be fully earned when paid and shall be nonrefundable for any reason whatsoever.

(c) LENDERS' UPFRONT FEE. On the Closing Date, Borrower shall pay to Agent, for the account of each Lender in accordance with their respective Applicable Percentages, an upfront fee in an amount of 1/4 of 1% of the Commitment of such Lender. Such upfront fees are for the credit facilities committed by Lenders under this Agreement and are fully earned on the date paid. The upfront fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever.

(d) DRAW FEE AND AMENDMENT FEE. Borrower shall pay to the Agent for the account of each Lender in accordance with its Applicable Percentage, a fee for each draw request made on a Letter of Credit and for each amendment made to a Letter of Credit; such fees are currently $175 and $250, respectively, and are subject to change from time to time. In addition, Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. All such fees, costs and charges are due and payable on demand and are nonrefundable.

          2.05 COMPUTATION OF INTEREST AND FEES. All computations of interest when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each L/C Borrowing for the day on which the L/C Borrowing is made, and shall not accrue on a L/C Borrowing, or any portion thereof, for the day on which the L/C Borrowing or such portion is paid, PROVIDED that any L/C Borrowing that is repaid on the same day on which it is made shall, subject to SECTION 2.06(a), bear interest for one day. Each determination by Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

          2.06 PAYMENTS GENERALLY; AGENT'S CLAWBACK. (a)(i) GENERAL. All payments to be made by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Agent, for the account of L/C Issuer or the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 12:00 noon on the date specified herein. Agent will promptly distribute to each Lender its Applicable Percentage(or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by Agent after 12:00 noon shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

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(ii)      On each date when the payment of any principal, interest or fees are due hereunder or under any other Loan Document, Borrower agrees to maintain on deposit in an ordinary checking account maintained by Borrower with Agent (as such account shall be designated by Borrower in a written notice to Agent from time to time, the "BORROWER ACCOUNT") an amount sufficient to pay such principal, interest or fees in full on such date. Borrower hereby authorizes Agent (A) to deduct automatically all principal, interest or fees when due hereunder from the Borrower Account, and (B) if and to the extent any payment of principal, interest or fees under this Agreement is not made when due to deduct any such amount from any or all of the accounts of Borrower maintained at Agent. Agent agrees to provide written notice to Borrower of any automatic deduction made pursuant to this SECTION 2.06(a)(ii) showing in reasonable detail the amounts of such deduction. Lenders agree to reimburse Borrower based on their Applicable Percentage for any amounts deducted from such accounts in excess of amount due hereunder and under any other Loan Documents.

(b) PAYMENTS BY BORROWER; PRESUMPTIONS BY AGENT. Unless Agent shall have received notice from Borrower prior to the date on which any payment is due to Agent for the account of the Lenders or the L/C Issuer hereunder that Borrower will not make such payment, Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then each of Lenders or the L/C Issuer, as the case may be, severally agrees to repay to Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Agent, at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation. A notice of Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) OBLIGATIONS OF LENDERS SEVERAL. The obligations of Lenders hereunder to fund participations in Letters of Credit and to make payments under SECTION 10.04(c) are several and not joint. The failure of any Lender to make any L/C Advance, to fund any such participation or to make any payment under SECTION 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its L/C Advance, purchase its participation or to make its payment under SECTION 10.04(c):

          2.07 SHARING OF PAYMENTS. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the participations in L/C Obligations held by it resulting in such Lender's receiving payment of a proportion of the aggregate amount of such participations and accrued interest thereon greater than its PRO RATA share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify Agent of such fact, and (b) purchase (for cash at face value) subparticipations in L/C Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective L/C Advances and other amounts owing them, PROVIDED that:

          (i) if any such subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

          (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for subparticipations in L/C Obligations to any assignee or participant, other than to Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY

          3.01 TAXES. (a) PAYMENTS FREE OF TAXES. Any and all payments by Borrower to or on account of any obligation of Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if Borrower shall be required by any applicable law to deduct any

                                       20
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Indemnified Taxes (including any Other Taxes) from such payments, then, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made,
(ii) Borrower shall make such deductions, and (iii) Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) PAYMENT OF OTHER TAXES BY BORROWER. Without limiting the provisions of subsection (a) above, Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) INDEMNIFICATION BY BORROWER. Borrower shall indemnify Agent, each Lender and the L/C Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender or the L/C Issuer (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

(d) EVIDENCE OF PAYMENTS. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by Borrower to a Governmental Authority, Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

(e) STATUS OF LENDERS. Any Lender, if requested by Borrower or Agent, shall deliver such documentation prescribed by applicable law or reasonably requested by Borrower or Agent as will enable the Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

(f) TREATMENT OF CERTAIN REFUNDS. If Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section, it shall pay to Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), PROVIDED that Borrower, upon the request of Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to Agent, such Lender or the L/C Issuer in the event Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrower or any other Person.

          3.02 INCREASED COSTS (a) INCREASED COSTS GENERALLY. If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer;

          (ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, or any participation in a Letter of Credit, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by SECTION 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

          (iii) impose on any Lender or the L/C Issuer any other condition, cost or expense affecting this Agreement or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b) CAPITAL REQUIREMENTS. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender's or the L/C Issuer's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the L/C Issuer's capital or on the capital of such Lender's or the L/C Issuer's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the L/C Issuer's policies and the policies of such Lender's or the L/C Issuer's holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company for any such reduction suffered. If Borrower becomes obligated to make any material amount of recurring payments under this subsection, then Borrower shall have the right to find another issuer of an appropriate letter of credit, and, upon closing with such issuer and the return to the Agent of any Letters of Credit outstanding hereunder and payment of any amounts due hereunder, terminate this Agreement, provided however that no such termination shall affect Borrower's obligations to the Lenders, the Agent, and the L/C Issuer for matters arising during the period this Agreement was in effect and payment of their reasonable out-of-pocket costs, including reasonable attorneys' fees, in connection with such termination.

(c) CERTIFICATES FOR REIMBURSEMENT. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to Borrower shall be conclusive absent manifest error. Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) DELAY IN REQUESTS. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's or the L/C Issuer's right to demand such compensation, PROVIDED that Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

          3.03 MITIGATION OBLIGATIONS. If any Lender requests compensation under
SECTION 3.02, or Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to SECTION 3.01, then such Lender shall use reasonable efforts to designate a different Lending Office or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to SECTION 3.01 or 3.02, as the case may be, in the future, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          3.04 SURVIVAL. All of Borrower's obligations under this ARTICLE III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV. CONDITIONS PRECEDENT TO L/C CREDIT EXTENSIONS

          4.01 CONDITIONS OF INITIAL L/C CREDIT EXTENSION. The obligation of the L/C Issuer to make the initial L/C Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a) Agent's receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or,

                                       22
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in the case of certificates of governmental officials, a recent date before the
Closing Date) and each in form and substance satisfactory to Agent and each of the Lenders:

          (i) executed counterparts of this Agreement sufficient in number for distribution to Agent, each Lender and Borrower, together with originals of the applicable Issuer Documents to be delivered to the L/C Issuer and all Collateral Documents, with the original First Mortgage Bonds and the Second Mortgage Bonds, to be delivered to the Agent;

          (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

          (iii) such documents and certifications as Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

          (iv) a favorable opinion of counsel to the Loan Parties acceptable to Agent addressed to Agent and each Lender, as to the matters set forth concerning the Loan Parties and the Loan Documents in form and substance satisfactory to Agent;

          (v) a certificate of a Responsible Officer of each Loan Party either
          (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and stating that such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

          (vi) a certificate signed by a Responsible Officer of Borrower certifying (A) that the conditions specified in SECTIONS 4.02(a) and
          (b) have been satisfied, and (B) that there has been no event or circumstance since the date of the Borrower Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

          (vii) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect;

          (viii) a duly completed Compliance Certificate as of the last day of the fiscal quarter of Borrower most recently ended prior to the Closing Date, signed by a Responsible Officer of Borrower;

          (ix) evidence that all commitments under the Letter of Credit and Reimbursement Agreement dated as of October 1, 2000, with The Bank of New York as Agent and Issuing Bank, as the same has been amended to date (the "EXISTING CREDIT AGREEMENT") have been or concurrently with the Closing Date are being terminated, and all outstanding amounts thereunder paid in full and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released;

          (x) evidence that the Letter of Credit to be issued hereunder has been accepted as an "Alternate Credit Facility" by the Trustee under the MPUFB Indenture;

          (xi) true and complete copies of each of the following, as amended to date, shall be provided to the Agent: the MPUFB Loan Agreement, the MPUFB Indenture, the First Mortgage Supplemental Indenture, the Second Mortgage Supplemental Indenture, the Pledge Agreement, the Tender Agreement and the Remarketing Agreement; and

          (xii) such other assurances, certificates, documents, consents or opinions as Agent, the L/C Issuer or the Required Lenders reasonably may require.

(b) Any fees required to be paid on or before the Closing Date shall have been paid.

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

(c) Unless waived by Agent, Borrower shall have paid all fees, charges and disbursements of counsel to Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and Agent).

(d)       The Closing Date shall have occurred on or before February 28, 2006.

Without limiting the generality of the provisions of SECTION 9.04, for purposes of determining compliance with the conditions specified in this SECTION 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

          4.02 CONDITIONS TO ALL L/C CREDIT EXTENSIONS. The obligation of the L/C Issuer to honor any request for a L/C Credit Extension is subject to the following conditions precedent:

(a) The representations and warranties of Borrower and each other Loan Party contained in ARTICLE V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such L/C Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this SECTION 4.02, the representations and warranties contained in subsections (a) and (b) of SECTION
5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of SECTION 6.01.

(b) No Default shall exist, or would result from such proposed L/C Credit Extension or from the application of the proceeds thereof.

(c) Agent and the L/C Issuer shall have received the L/C Application in accordance with the requirements hereof.

(d) Agent shall have received, in form and substance satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as Agent, the L/C Issuer or the Required Lenders reasonably may require.

Each L/C Application submitted by Borrower shall be deemed to be a representation and warranty that the conditions specified in SECTIONS 4.02(a) and (b) have been satisfied on and as of the date of the applicable L/C Credit Extension.

ARTICLE V. REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Agent and the Lenders that:

          5.01 EXISTENCE, QUALIFICATION AND POWER; COMPLIANCE WITH LAWS. Each Loan Party and each Subsidiary thereof (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents and the Collateral Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          5.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Loan Party of each Loan Document and each Collateral Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. Each Loan Party and each Subsidiary thereof is in compliance with all Contractual Obligations referred to in clause (b)(i), except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          5.03 GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document or any Collateral Document except that any action requiring a sale of any material part of the Borrower's assets will require PUC approval.

          5.04 BINDING EFFECT. This Agreement has been, and each other Loan Document and each Collateral Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document and each Collateral Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

          5.05 FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT; NO INTERNAL CONTROL EVENT. (a) The Borrower Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

(b) The unaudited consolidated and consolidating balance sheets of Borrower and its Subsidiaries dated September 30, 2005, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c) Since the date of the Borrower Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(d) Since the date of the Borrower Financial Statements, no Internal Control Event has occurred.

(e) Subject to the second sentence of this subsection, the consolidated pro forma balance sheets of Borrower and its Subsidiaries as at December 31, 2005, and the related consolidated pro forma statements of income and cash flows of Borrower and its Subsidiaries for the twelve months then ended, certified by the chief financial officer of Borrower, copies of which have been furnished to each Lender, fairly present the consolidated pro forma financial condition of Borrower and its Subsidiaries as at such date and the consolidated pro forma results of operations of Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP. The consolidated forecasted balance sheet and statements of income and cash flows of the Borrower and its Subsidiaries were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance.

          5.06 LITIGATION. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document or any Collateral Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed in SCHEDULE 5.06, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect, and there has been no adverse change in the status, or financial effect on any Loan Party or any Subsidiary thereof, of the matters described on SCHEDULE 5.06.

          5.07 NO DEFAULT. Neither Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

          5.08 OWNERSHIP OF PROPERTY; LIENS. Each of Borrower and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by SECTION 7.01.

          5.09 ENVIRONMENTAL COMPLIANCE. Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof Borrower has reasonably concluded that, except as specifically disclosed in SCHEDULE 5.09, such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.10 INSURANCE. The properties of Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Borrower or the applicable Subsidiary operates.

          5.11 TAXES. Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

          5.12 ERISA COMPLIANCE. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to
Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

(b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

          5.13 SUBSIDIARIES. As of the Closing Date, Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of SCHEDULE 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens. Borrower has no equity investments in any other corporation or entity other than those specifically disclosed in Part(b) of SCHEDULE 5.13. All of the outstanding Equity Interests in Borrower have been validly issued and are fully paid and nonassessable and are owned by Maine & Maritimes Corporation in the amounts specified on Part (c) of SCHEDULE 5.13 free and clear of all Liens.

          5.14 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT. (a) Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the drawing under each Letter of Credit, not more than 25% of the value of the assets (either of Borrower only or of Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of SECTION
7.01 or SECTION 7.05 or subject to any restriction contained in any agreement or instrument between Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of SECTION 8.01(e) will be margin stock.

(b) None of Borrower, any Person Controlling Borrower, or any Subsidiary is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

(c) The Parent and each of its subsidiaries, including the Borrower, have been exempted as a "holding company" and a "subsidiary", respectively, under the Public Utility Holding Company Act of 1935 (repealed effective February 8, 2006) pursuant to annual filings made with the SEC on Form U-3A-2, the most recent of which is now in full force and effect and has not been revoked, modified or amended. While the Parent meets the definition of a "holding company" under the Public Utility Holding Company Act of 2005, and the Borrower meets the definition of a "subsidiary" under such Act, (a) the only applicable requirements under such Act are state and federal government access to books and records of holding companies and their subsidiaries for other regulatory purposes, and (b) either the Parent or the Borrower, or both, may come under the terms of exemptions under regulations yet to be promulgated under such Act by the Federal Energy Regulatory Commission. The provisions of the Federal Power Act giving jurisdiction over securities issued by certain utilities does not extend to the securities and other obligations of the Borrower issued or incurred under this Agreement, since it is organized and operating in a state under the laws of which the security issues and other obligations under this Agreement are regulated by a state commission. The Borrower is subject to the jurisdiction of the PUC, which is vested with comprehensive powers of supervision, regulation and control over various matters, including the issuance of securities.

          5.15 DISCLOSURE. Borrower has disclosed to Agent and Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that, with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          5.16 COMPLIANCE WITH LAWS. Each of Borrower and each Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          5.17 INTELLECTUAL PROPERTY; LICENSES, ETC. Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Borrower or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of Borrower, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          5.18 RIGHTS IN COLLATERAL; PRIORITY OF LIENS. Borrower and each other Loan Party have caused the First Mortgage Bonds and the Second Mortgage Bonds to be duly executed and delivered in accordance with the terms of the Collateral Documents, as collateral security for Borrower's obligations hereunder, and the Letter of Credit to be issued under this Agreement is an "Alternate Credit Facility" as defined in the MPUFB Indenture. The First Mortgage Bonds constitute valid and enforceable first priority perfected Liens on the property of Borrower, as described in the First Mortgage Indenture, in favor of Agent, for the ratable benefit of Agent, L/C Issuer and Lenders. The Second Mortgage Bonds constitute valid and enforceable second priority perfected Liens on the property of Borrower, as described in the Second Mortgage Indenture, in favor of Agent, for the ratable benefit of Agent, L/C Issuer and Lenders.

ARTICLE VI. AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, Borrower shall, and shall (except in the case of the covenants set forth in SECTIONS 6.01, 6.02, and 6.03) cause each Subsidiary to:

          6.01 FINANCIAL STATEMENTS. Deliver to Agent a sufficient number of copies for delivery by Agent to each Lender, in form and detail satisfactory to Agent and the Required Lenders:

(a) as soon as available, but in any event within 120 days after the end of each fiscal year of Borrower,

(i) a consolidated and consolidating balance sheet of Parent and its subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by (i) a report and opinion of Vitale, Caturano and Co., Ltd. or another Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) when and to the extent required by the SEC an attestation report of such Registered Public Accounting Firm as to the Parent's internal controls pursuant to Section 404 of Sarbanes-Oxley expressing a conclusion to which the Required Lenders do not object and such consolidating statements to be certified by a Responsible Officer of Parent to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Parent and its subsidiaries, provided, however, that so long as Parent is subject to section 13 of the Securities Exchange Act of 1934, as amended, this requirement shall be satisfied with respect to Parent by delivery within such 120-day period of the annual report of Parent on Form 10-K for such fiscal year, together with all documents from the preceding fiscal year which are incorporated therein by reference, and have theretofore not been delivered, as filed by Parent with the SEC; and

(ii) a consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, and such consolidating statements to be certified by a Responsible Officer of Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Borrower and its Subsidiaries (the "Borrower Financial Statements");

(b) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of Borrower,

(i) a consolidated and consolidating balance sheet of Parent and its subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of Parent's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of Parent as fairly presenting the financial condition, results of operations, shareholders' equity and cash flows of Parent and its subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by a Responsible Officer of Parent to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Parent and its subsidiaries, provided, however, that so long as Parent is subject to section 13 of the Securities Exchange Act of 1934, as amended, this requirement shall be satisfied with respect to Parent by delivery within such 60-day period of the annual report of Parent on Form 10-Q for such quarter, as filed by Parent with the SEC; and

(ii) a consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of Borrower as fairly presenting the financial condition, results of operations, shareholders' equity and cash flows of Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by a Responsible Officer of Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries; and

(c) as soon as available, but in any event at least 60 days after the end of each fiscal year of Borrower, forecasts prepared by management of Borrower, in form satisfactory to Agent and the Required Lenders, of consolidated balance sheets and statements of income or operations and cash flows of Borrower and its Subsidiaries on a monthly basis for the immediately following fiscal year (including the fiscal year in which the Maturity Date occurs).

          6.02 CERTIFICATES; OTHER INFORMATION. Deliver to Agent a sufficient number of copies for delivery by Agent to each Lender, in form and detail satisfactory to Agent and the Required Lenders:

(a) concurrently with the delivery of the financial statements referred to in
SECTION 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default or, if any such Default shall exist, stating the nature and status of such event;

(b) concurrently with the delivery of the financial statements referred to in SECTIONS 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of Borrower;

(c) promptly after any request by Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Borrower by independent accountants in connection with the accounts or books of Borrower or any Subsidiary, or any audit of any of them;

(d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Borrower, and copies of all annual, regular, periodic and special reports and registration statements which Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to Agent pursuant hereto;

(e) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to
Section 6.01 or any other clause of this Section 6.02;

(f) promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the Securities and Exchange Commission (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof; and

(g) promptly, such additional information regarding the business, financial or corporate affairs of Borrower or any Subsidiary, or compliance with the terms of the Loan Documents and the Collateral Documents, as Agent or any Lender may from time to time reasonably request.

Borrower hereby acknowledges that (a) Agent will make available to Lenders and the L/C Issuer materials and/or information provided by or on behalf of Borrower hereunder (collectively, "BORROWER MATERIALS") by posting Borrower Materials on IntraLinks or another similar electronic system (the "PLATFORM") and (b) certain of the Lenders may be "public-side" Lenders (I.E., Lenders that do not wish to receive material non-public information with respect to Borrower or its securities) (each, a "PUBLIC LENDER"). Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" so long as Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC," Borrower shall be deemed to have authorized Agent, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated

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"Public Investor;" and (z) Agent shall be entitled to treat any Borrower
Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor". Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials "PUBLIC."

          6.03 NOTICES. Promptly notify Agent and each Lender:

(a) of the occurrence of any Default;

(b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

(c) of the occurrence of any ERISA Event; and

(d) of the occurrence of any Internal Control Event.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and stating what action Borrower has taken and proposes to take with respect thereto. Each notice pursuant to SECTION 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document or Collateral Document that have been breached.

          6.04 PAYMENT OF OBLIGATIONS. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

          6.05 PRESERVATION OF EXISTENCE, ETC. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by
SECTION 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

          6.06 MAINTENANCE OF PROPERTIES. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted;
(b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

          6.07 MAINTENANCE OF INSURANCE. Maintain with financially sound and reputable insurance companies not Affiliates of Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days' prior notice to Agent of termination, lapse or cancellation of such insurance.

          6.08 COMPLIANCE WITH LAWS. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, write, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

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          6.09 BOOKS AND RECORDS. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over Borrower or such Subsidiary, as the case may be. Borrower shall maintain, or cause to be maintained, at all times books and records pertaining to the Collateral in such detail, form and scope as Agent or any Lender shall reasonably require.

          6.10 INSPECTION RIGHTS. Permit representatives and independent contractors of Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to Borrower; PROVIDED, HOWEVER, that when an Event of Default exists Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of Borrower at any time during normal business hours and without advance notice.

          6.11 USE OF PROCEEDS. Use the Letters of Credit for credit enhancement for the MPUFB Bonds and not for any other purpose.

          6.12 FINANCIAL COVENANTS.

          (a) TANGIBLE NET WORTH. Maintain on a consolidated basis Tangible Net Worth equal to at least Thirty Two Million Five Hundred Seventy Four Thousand Dollars ($32,574,000).

          (b) CONSOLIDATED TOTAL INDEBTEDNESS FOR BORROWED MONEY TO CONSOLIDATED TOTAL CAPITAL. Maintain Consolidated Total Indebtedness for Borrowed Money to an amount equal to or lesser than 65% of Consolidated Total Capital, calculated at the end of each quarter, using the results of the twelve-month period ending with that reporting period.

          (c) DEBT SERVICE COVERAGE RATIO. Maintain a ratio of Consolidated Net Income Available for Fixed Charges to Consolidated Interest Expense of at least 1.75:1.0, calculated at the end of each quarter, using the results of the twelve-month period ending with that reporting period.

          6.13 COLLATERAL RECORDS. To execute and deliver promptly, and to cause each other Loan Party to execute and deliver promptly, to Agent, from time to time, solely for Agent's convenience in maintaining a record of the Collateral, such written statements and schedules as Agent may reasonably require designating, identifying or describing the Collateral. The failure by Borrower or any other Loan Party, however, to promptly give Agent such statements or schedules shall not affect, diminish, modify or otherwise limit the Liens on the Collateral granted pursuant to the Collateral Documents.

          6.14 SECURITY INTERESTS. To, and to cause each other Loan Party to, (a) defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein, and (b) do whatever Agent may reasonably request, from time to time, to effect the purposes of this Agreement and the other Loan Documents and Collateral Documents, including cooperating with Agent's representatives and paying claims which might, if unpaid, become a Lien on the Collateral.

ARTICLE VII. NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

          7.01 LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens pursuant to any Loan Document or any Collateral Document;

(b) Liens existing on the date hereof and listed on SCHEDULE 7.01 and any renewals or extensions thereof, PROVIDED that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased,
(iii) the direct or any

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

contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by
SECTION 7.03(b);

(c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h) Liens securing judgments for the payment of money not constituting an Event of Default under SECTION 8.01(h); and

(i) Liens securing Indebtedness permitted under SECTION 7.03(e); PROVIDED that
(i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition.

          7.02 INVESTMENTS. Make any Investments, except:

(a) Investments held by Borrower or such Subsidiary in the form of cash equivalents or short-term marketable debt securities;

(b) advances to officers, directors and employees of Borrower and Subsidiaries in an aggregate amount not to exceed $50,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(c) Investments of Borrower in any wholly-owned Subsidiary and Investments of any wholly-owned Subsidiary in Borrower or in another wholly-owned Subsidiary;

(d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; and

(e) Guarantees permitted by SECTION 7.03.

          7.03 INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness under the Loan Documents and Collateral Documents;

(b) Indebtedness outstanding on the date hereof and listed on SCHEDULE 7.03 and any refinancings, refundings, renewals or extensions thereof; PROVIDED that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced,

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

refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

(c) Guarantees of Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of Borrower or any wholly-owned Subsidiary;

(d) obligations (contingent or otherwise) of Borrower or any Subsidiary existing or arising under any Swap Contract, PROVIDED that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a "market view;" and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; and

(e) Indebtedness in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in SECTION 7.01(i); PROVIDED, HOWEVER, that the cumulative amount of all such Indebtedness outstanding during the term of this Agreement shall not exceed $2,500,000.

          7.04 FUNDAMENTAL CHANGES. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom, Borrower's sole Subsidiary may be dissolved or otherwise terminate its existence, inasmuch as it has heretofore disposed of substantially all of its operating assets.

          7.05 DISPOSITIONS. Make any Disposition or enter into any agreement to make any Disposition, except:

(a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(b) Dispositions of inventory in the ordinary course of business;

(c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(d) Dispositions of property by any Subsidiary to Borrower or to a wholly-owned Subsidiary; PROVIDED that if the transferor of such property is a Guarantor, the transferee thereof must either be Borrower or a Guarantor; and

(e) Dispositions permitted by SECTION 7.04.

PROVIDED, HOWEVER, that any Disposition pursuant to clauses (a) through (e) shall be for fair market value.

          7.06 RESTRICTED PAYMENTS. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any Equity Interests, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a) each Subsidiary may make Restricted Payments to Borrower, Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b) Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c) Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; and

(d) Borrower may pay dividends to Parent to the full extent permitted by the PUC.

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          7.07 CHANGE IN NATURE OF BUSINESS. Engage in any material line of business substantially different from those lines of business conducted by Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

          7.08 TRANSACTIONS WITH AFFILIATES. Enter into any transaction of any kind with any Affiliate of Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to Borrower or such Subsidiary as would be obtainable by Borrower or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate, provided that (a) the foregoing restriction shall not apply to transactions between or among Borrower and any Guarantor or between and among Guarantors, and (b) transactions permitted by order of the PUC shall be conclusively presumed to meet the foregoing standard.

          7.09 BURDENSOME AGREEMENTS. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document or any Collateral Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to Borrower or to otherwise transfer property to Borrower, (ii) of any Subsidiary to Guarantee the Indebtedness of Borrower or (iii) of Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; PROVIDED, HOWEVER, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under SECTION 7.03(e) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

          7.10 USE OF PROCEEDS. Use the proceeds of any Letter of Credit, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES

          8.01 EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default:

(a) NON-PAYMENT. Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein any drawing under any Letter of Credit, any amount of principal of any L/C Obligation or any interest on any such drawing or L/C Obligation, or (ii) within three days after the same becomes due, any fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document or Collateral Document; or

(b) SPECIFIC COVENANTS. Borrower fails to perform or observe any term, covenant or agreement contained in any of SECTION 6.02(a) THROUGH (g) INCLUSIVE, 6.03, 6.05, 6.10, 6.11 or 6.12 or ARTICLE VII; or

(c) OTHER DEFAULTS. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days or any default or Event of Default occurs under any other Loan Document or any Collateral Document; or

(d) REPRESENTATIONS AND WARRANTIES. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of Borrower or any other Loan Party herein, in any other Loan Document or any Collateral Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

(e) CROSS-DEFAULT. (i) Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in

                                       34
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respect thereof to be demanded; (ii) there occurs under any Swap Contract an
Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; or (iii) causes or suffers to exist an event of default, beyond any applicable notice or cure period, under any Related Document; or

(f) INSOLVENCY PROCEEDINGS, ETC. Any Loan Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g) INABILITY TO PAY DEBTS; ATTACHMENT. (i) Borrower or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h) JUDGMENTS. There is entered against Borrower or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case,
(A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

(j) INVALIDITY OF LOAN DOCUMENTS, COLLATERAL DOCUMENTS OR RELATED DOCUMENTS. Any Loan Document, Collateral Document or any of the other Related Documents or any provision thereof, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document, any Collateral Document or any of the other Related Documents or any provision thereof; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, any Collateral Document or any of the other Related Documents, or purports to revoke, terminate or rescind any Loan Document, any Collateral Document or any of the other Related Documents or any provision thereof; or

(k) CHANGE OF CONTROL. There occurs any Change of Control with respect to Borrower without the prior written consent of the Required Lenders, such consent not to be unreasonably withheld, conditioned or delayed; or

(l) MATERIAL ADVERSE EFFECT. There occurs any event or circumstance that has a Material Adverse Effect; or

(m) DETERMINATION OF TAXABILITY. There occurs a Determination of Taxability; or

(n) LIENS OF FIRST MORTGAGE INDENTURE AND SECOND MORTGAGE INDENTURE. The Liens created by the First Mortgage Indenture or the Second Mortgage Indenture, respectively, shall for any reason cease to create valid, perfected Liens and/or security interests in favor of Agent, for the ratable benefit of Agent, L/C Issuer and Lenders.

          8.02 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default occurs and is continuing, Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions, and, if it does so, it shall give a

                                       35
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notice that an Event of Default hereunder has occurred and is continuing (i) to the MPUFB Trustee pursuant to Section 9.01(f) of the MPUFB Indenture, (ii) to the First Mortgage Trustee pursuant to Section 12.01(l) of the First Mortgage Indenture, and (iii) to the Second Mortgage Trustee pursuant to Section 12.01(m) of the Second Mortgage Indenture:

(a) declare any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all L/C Obligations and any reimbursement obligations arising from drawing under any Letter of Credit, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower;

(c) require that Borrower Cash Collateralize the L/C Obligations (in an amount up to an amount equal to the then Outstanding Amount thereof); and

(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents and all rights and remedies available to it and the Lenders under the Collateral Documents;

PROVIDED, HOWEVER, that upon the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding L/C Obligations and any unpaid reimbursement obligations arising from drawing under any Letter of Credit and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of Agent or any Lender.

          If an Event of Default shall have occurred and be continuing and there shall be outstanding all or any part of any unreimbursed Letter of Credit payment(s) or any other Obligations, Borrower agrees that Agent, on behalf of the L/C Issuer and Lenders, shall be subrogated to any and all rights of Borrower or any Subsidiary against the beneficiary of any Letter of Credit, and Borrower agrees that, upon request of Agent, Borrower will promptly do such further acts and execute, acknowledge and deliver such documents as Agent may reasonably request in order to implement the assignment to Agent of such rights of Borrower or any Subsidiary against the beneficiary of any Letter of Credit.

          8.03 APPLICATION OF FUNDS. After the exercise of remedies provided for in SECTION 8.02 (or after the L/C Obligations and unreimbursed drawings have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to SECTION 8.02), any amounts received on account of the Obligations shall be applied by Agent in the following order:

FIRST, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Agent (including fees and time charges for attorneys who may be employees of Agent) and amounts payable under ARTICLE III) payable to Agent in its capacity as such;

SECOND, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and L/C Fees) payable to Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer) and amounts payable under ARTICLE III), ratably among them in proportion to the respective amounts described in this clause SECOND payable to them;

THIRD, to payment of that portion of the Obligations constituting accrued and unpaid L/C Fees and interest on L/C Borrowings and other Obligations, ratably among Lenders and the L/C Issuer in proportion to the respective amounts described in this clause THIRD payable to them;

FOURTH, to payment of that portion of the Obligations constituting unpaid principal of the L/C Borrowings and unpaid reimbursement obligation arising from the drawings under Letters of Credit, ratably among Lenders and the L/C Issuer in proportion to the respective amounts described in this clause FOURTH held by them;

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FIFTH, to Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

LAST, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law.

Subject to SECTION 2.01(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause FIFTH above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

ARTICLE IX. ADMINISTRATIVE AGENT

          9.01 APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT. (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

          (b) Agent shall also act as the "collateral agent" under the Loan Documents, and each of the Lenders and the L/C Issuer hereby irrevocably appoints and authorizes Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, Agent, as "collateral agent" and any co-agents, sub-agents and attorneys-in-fact appointed by Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (as though such co-agents, sub-agents and attorneys-in-fact were the "collateral agent" under the Loan Documents) as if set forth in full herein with respect thereto.

          9.02 RIGHTS AS A LENDER. The Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Agent hereunder and without any duty to account therefor to Lenders.

          9.03 EXCULPATORY PROVISIONS. Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, Agent:

          (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

          (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), PROVIDED that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable Law; and

          (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as Agent or any of its Affiliates in any capacity.

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          Agent shall not be liable for any action taken or not taken by it (i)
with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Agent shall believe in good faith shall be necessary, under the circumstances as provided in SECTIONS
8.02 and 10.01) or (ii) in the absence of its own gross negligence or willful misconduct. Agent shall be deemed not to have knowledge of any Default unless and until written notice describing such Default is given to Agent by Borrower, a Lender or the L/C Issuer. Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any Collateral Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in ARTICLE IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent.

          9.04 RELIANCE BY ADMINISTRATIVE AGENT. Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the issuance of such Letter of Credit. Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          9.05 DELEGATION OF DUTIES. Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by Agent. Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

          9.06 RESIGNATION OF AGENT. Agent may at any time give notice of its resignation to Lenders, the L/C Issuer and Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of Lenders and the L/C Issuer, appoint a successor Agent meeting the qualifications set forth above; PROVIDED that if Agent shall notify Borrower and Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Agent on behalf of Lenders or the L/C Issuer under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this Section. Upon the acceptance of a successor's appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring Agent's resignation hereunder and under the other Loan Documents, the provisions of this Article and SECTION 10.04 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

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Any resignation by Bank of America as Agent pursuant to this Section shall also constitute its resignation as L/C Issuer. Upon the acceptance of a successor's appointment as Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (b) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

          9.07 NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

          9.08 NO OTHER DUTIES, ETC. Anything herein to the contrary notwithstanding, no Lender holding a title listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as Agent, a Lender or the L/C Issuer hereunder.

          9.09 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, Agent (irrespective of whether the principal of L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

          (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, the L/C Issuer and Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders, the L/C Issuer and Agent and their respective agents and counsel and all other amounts due Lenders, the L/C Issuer and Agent under SECTIONS 2.01(j) and (k), 2.05 and 10.04) allowed in such judicial proceeding; and

          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to Agent and, in the event that Agent shall consent to the making of such payments directly to Lenders and the L/C Issuer, to pay to Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Agent and its agents and counsel, and any other amounts due Agent under SECTIONS 2.04 and 10.04. Nothing contained herein shall be deemed to authorize Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize Agent to vote in respect of the claim of any Lender in any such proceeding.

          9.10 COLLATERAL MATTERS. (a) Each Lender and the L/C Issuer hereby irrevocably authorizes and directs Agent to accept the First Mortgage Bonds and the Second Mortgage Bonds on behalf of the Agent, the Lenders and the L/C Issuer and to enter into the Collateral Documents for the benefit of such Lender and the L/C Issuer. Each Lender and the L/C Issuer hereby agrees that, except as otherwise set forth in Section 10.01, any action taken by the Required Lenders, in accordance with the provisions of this Agreement or the Collateral Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of Lenders and the L/C Issuer. Agent is hereby authorized (but not obligated) on behalf of all of Lenders and the L/C Issuer, without the necessity of any notice to or further consent from any Lender or the L/C Issuer from time to time prior to, an Event of Default, to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Collateral Documents.

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

          (b) Each Lender and the L/C issuer hereby irrevocably authorize Agent, at its option and in its discretion,

                    (i) to release any Lien on any property granted to or held by Agent under any Loan Document (A) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (B) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, (C) subject to SECTION 10.01, if approved, authorized or ratified in writing by the Required Lenders, or (D) in connection with any foreclosure sale or other disposition of Collateral after the occurrence of an Event of Default; and

                    (ii) to subordinate any Lien on any property granted to or held by Agent under any Loan Document to the holder of any Lien on such property that is permitted by this Agreement or any other Loan Document.

Upon request by Agent at any time, each Lender and the L/C Issuer will confirm in writing Agent's authority to release or subordinate its interest in particular types or items of Collateral pursuant to this SECTION 9.10.

          (c) Subject to (b) above, Agent shall (and is hereby irrevocably authorized by each Lender and the L/C Issuer to) execute such documents as may be necessary to evidence the release or subordination of the Liens granted to Agent for the benefit of Agent and Lenders and the L/C Issuer herein or pursuant hereto upon the applicable Collateral and/or the Collateral Documents; provided that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to or create any liability or entail any consequence other than the release or subordination of such Liens without recourse or warranty and (ii) such release or subordination shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrower or any other Loan Party in respect of) all interests retained by Borrower or any other Loan Party, including the proceeds of the sale, all of which shall continue to constitute part of the Collateral and/or the Collateral Documents. In the event of any sale or transfer of Collateral and/or the Collateral Documents, or any foreclosure with respect to any of the Collateral and/or the Collateral Documents, Agent shall be authorized to deduct all expenses reasonably incurred by Agent from the proceeds of any such sale, transfer or foreclosure.

          (d) Agent shall have no obligation whatsoever to any Lender, the L/C Issuer or any other Person to assure that the Collateral exists or is owned by Borrower or any other Loan Party or is cared for, protected or insured or that the Liens granted to Agent herein or in any of the Collateral Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Agent in this SECTION 9.10 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral and/or the Collateral Documents, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, given Agent's own interest in the Collateral and/or the Collateral Documents as one of Lenders and that Agent shall have no duty or liability whatsoever to Lenders or the L/C Issuer.

          (e) Each Lender and the L/C Issuer hereby appoints each other Lender as agent for the purpose of perfecting Lenders' and the L/C Issuer's security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender or the L/C Issuer (other than Agent) obtain possession of any such Collateral, such Lender or the L/C Issuer shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.

          (f) Agent agrees that it shall not release the Collateral or its interest in the Collateral without the prior written consent of each Lender.

ARTICLE X. MISCELLANEOUS

          10.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and Borrower or the applicable Loan Party, as the case may be, and acknowledged by Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in SECTION 4.01(a) without the written consent of each Lender; PROVIDED, HOWEVER, in the sole discretion of Agent, only a waiver by Agent shall be required with respect to immaterial matters or items specified in SECTION

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4.01(a) (iii) or (iv) with respect to which Borrower has given assurances satisfactory to Agent that such items shall be delivered promptly following the Closing Date;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to SECTION 8.02) without the written consent of such Lender;

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any unreimbursed drawing under any Letter of Credit or L/C Borrowing, or (subject to clause (iii) of the second proviso to this SECTION 10.01) any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; PROVIDED, HOWEVER, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of Borrower to pay interest or L/C Fees at the Default Rate;

(e) amend any financial covenant in Section 6.12 without written consent of each Lender;

(f) change SECTION 2.07 or SECTION 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; or

(g) change any provision of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

and, PROVIDED FURTHER, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by Agent in addition to the Lenders required above, affect the rights or duties of Agent under this Agreement or any other Loan Document; and (iii) the Agent Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

          10.02 NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATIONS. (a) NOTICES GENERALLY. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

          (i) if to Borrower, Agent or the L/C Issuer, to the address, telecopier number, electronic mail address or telephone number specified for such Person on SCHEDULE 10.02 ; and

          (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) ELECTRONIC COMMUNICATIONS. Notices and other communications to Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Agent that it is incapable of receiving notices under such Article by electronic

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communication. Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), PROVIDED that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) THE PLATFORM. THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE." THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall Agent or any of its Related Parties (collectively, the "Agent Parties") have any liability to Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Borrower's or Agent's transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) CHANGE OF ADDRESS, ETC. Each of the Borrower, Agent and the L/C Issuer may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to Borrower, Agent and, the L/C Issuer. IN ADDITION, EACH LENDER AGREES TO NOTIFY AGENT FROM TIME TO TIME TO ENSURE THAT AGENT HAS ON RECORD (i) AN EFFECTIVE ADDRESS, CONTACT NAME, TELEPHONE NUMBER, TELECOPIER NUMBER AND ELECTRONIC MAIL ADDRESS TO WHICH NOTICES AND OTHER COMMUNICATIONS MAY BE SENT AND (ii) ACCURATE WIRE INSTRUCTIONS FOR SUCH LENDER.

(d) RELIANCE BY AGENT. L/C ISSUER AND LENDERS. Agent, the L/C Issuer and Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other telephonic communications with Agent may be recorded by Agent, and each of the parties hereto hereby consents to such recording.

          10.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender, the L/C Issuer or Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10.04 EXPENSES; INDEMNITY; DAMAGE WAIVER. (a) COSTS AND EXPENSES. Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of Agent, any

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Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Letters of Credit issued hereunder and all L/C Obligations, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Letters of Credit and L/C Obligations.

(b) INDEMNIFICATION BY THE BORROWER. Borrower shall indemnify Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, any Collateral Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or, in the case of Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents,
(ii) any Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) REIMBURSEMENT BY LENDERS. To the extent that Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of SECTION 2.06(c).

(d) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. To the fullest extent permitted by applicable law, Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any L/C Obligation or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e) PAYMENTS. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f) SURVIVAL. The agreements in this Section shall survive the resignation of Agent and the L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

          10.05 PAYMENTS SET ASIDE. To the extent that any payment by or on behalf of Borrower is made to Agent, the L/C Issuer or any Lender, or Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of

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such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause
(b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

     10.06 SUCCESSORS AND ASSIGNS. (a) SUCCESSORS AND ASSIGNS GENERALLY. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Agent, the L/C Issuer and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) ASSIGNMENTS BY LENDERS. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to
it); PROVIDED that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and its participations in L/C Obligations at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender, the aggregate amount of the Commitment (which for this purpose includes participation in L/C Obligations outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the L/C Obligations of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $2,500,000 unless each of Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to its participations in L/C Obligations or the Commitment assigned; (iii) any assignment of a Commitment must be approved by Agent and the L/C Issuer unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall execute and deliver to Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and the Eligible Assignee, if it shall not be a Lender, shall deliver to Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of SECTIONS 3.01, 3.02, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) REGISTER. Agent, acting solely for this purpose as an agent of Borrower, shall maintain at Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and Borrower, Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by each of

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Borrower and the L/C Issuer, at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender may request and receive from Agent a copy of the Register.

(d) PARTICIPATIONS. Any Lender may at any time, without the consent of, or notice to, Borrower or Agent, sell participations to any Person (other than a natural person or Borrower or any of Borrower's Affiliates or Subsidiaries) (each, a "PARTICIPANT") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and such Lender's participations in L/C Obligations owing to it); PROVIDED that
(i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower, Agent, the L/C Issuer and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to
SECTION 10.01 that affects such Participant. Subject to subsection (e) of this Section, Borrower agrees that each Participant shall be entitled to the benefits of SECTIONS 3.01, and 3.02 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of SECTION 10.08 as though it were a Lender, PROVIDED such Participant agrees to be subject to SECTION 2.07 as though it were a Lender.

(e) LIMITATIONS UPON PARTICIPANT RIGHTS. A Participant shall not be entitled to receive any greater payment under SECTION 3.01 or 3.02 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower's prior written consent.

(f) CERTAIN PLEDGES. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; PROVIDED that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) ELECTRONIC EXECUTION OF ASSIGNMENTS. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h) DEEMED CONSENT OF BORROWER. If the consent of Borrower to an assignment to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of SECTION 10.06(b)), Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered to Borrower by the assigning Lender (through Agent) unless such consent is expressly refused by Borrower prior to such fifth Business Day.

(i) RESIGNATION AS L/C ISSUER. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment pursuant to subsection (b) above, Bank of America may, upon 30 days' notice to Borrower and the Lenders, resign as L/C Issuer. In the event of any such resignation as L/C Issuer, Borrower shall be entitled to appoint from among Lenders a successor L/C Issuer hereunder; PROVIDED, HOWEVER, that no failure by Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to fund risk participations in Unreimbursed Amounts pursuant to SECTION 2.01(c)). Upon the appointment of a successor L/C Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

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

          10.07 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY. Each of Agent, Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any Collateral Document or any action or proceeding relating to this Agreement or any other Loan Document or any Collateral Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and its obligations, (g) with the consent of Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower. For purposes of this Section, "INFORMATION" means all information received from Borrower or any Subsidiary relating to Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by Borrower or any Subsidiary, PROVIDED that, in the case of information received from Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

          10.08 RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of Borrower or any other Loan Party against any and all of the obligations of Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer or any such Affiliate, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify Borrower and Agent promptly after any such setoff and application, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application.

          10.09 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "MAXIMUM RATE"). If Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the L/C Obligations or, if it exceeds such unpaid principal, refunded to Borrower. In determining whether the interest contracted for, charged, or received by Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law,
(a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

          10.10 COUNTERPARTS ; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in SECTION 4.01, this Agreement shall become effective when it shall have been executed by Agent and when Agent shall have received counterparts hereof that, when taken together, bear the signatures of

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each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          10.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by Agent, the L/C Issuer and each Lender, regardless of any investigation made by Agent, the L/C Issuer or any Lender or on their behalf and notwithstanding that Agent or any Lender may have had notice or knowledge of any Default at the time of any L/C Credit Extension, and shall continue in full force and effect as long as any Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

          10.12 SEVERABILITY. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.13 GOVERNING LAW; JURISDICTION; ETC. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF MAINE.

(b) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF MAINE SITTING IN CUMBERLAND COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE STATE OF MAINE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MAINE STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          (c) WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

          10.14 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON

CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          10.15 USA PATRIOT ACT NOTICE. Each Lender that is subject to the Act (as hereinafter defined) and Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or Agent, as applicable, to identify Borrower in accordance with the Act.

          10.16 TIME OF THE ESSENCE. Time is of the essence of the Loan
Documents.

          10.17. MAINE NOTICE. By signing below, the Borrower agrees and acknowledges that, under Maine law, no promise, contract, or agreement to lend money, extend credit, forbear from collection of debt or make any other accommodation for the repayment of a debt for more than Two Hundred Fifty Thousand Dollars ($250,000) may be enforced against a Lender or L/C Issuer unless the promise, contract, or agreement (or some memorandum or note thereof) is in writing and signed by such Lender or L/C Issuer. The Borrower executed this Agreement as of the date stated at the top of the first page, intending to create an instrument executed under seal.

                      [The next page is the signature page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written intending to create an instrument executed under seal.


                              MAINE PUBLIC SERVICE COMPANY

                              By:
                                  ---------------------------------------------
                              Name:
                              Title:


                              And By:
                                      -----------------------------------------
                              Name:
                              Title:


                              BANK OF AMERICA, N.A., as
                              Administrative Agent

                              By:
                                  ---------------------------------------------
                              Name: Stephen P. deCastro
                              Title: Vice President


                              BANK OF AMERICA, N.A., as a Lender and L/C Issuer

                              By:
                                  ---------------------------------------------
                              Name: Stephen P. deCastro
                              Title: Vice President


                              KEY BANK, N.A., as a Lender

                              By:
                                  ---------------------------------------------
                              Name: Neil Buitenhuys
                              Title: Senior Vice President

                                                                   SCHEDULE 2.01

                                   COMMITMENTS
                           AND APPLICABLE PERCENTAGES

        LENDER                   COMMITMENT                   APPLICABLE
                                                              PERCENTAGE
-----------------------------------------------------------------------------
Bank of America, N.A.          $ 5,238,750                     55%

Key Bank, N.A.                 $ 4,286,250                     45%

Total                          $ 9,525,000                     100.000000000%

                                                                   SCHEDULE 5.06

                                   LITIGATION

                                      NONE.

                                                                   SCHEDULE 5.09

                              ENVIRONMENTAL MATTERS

                                      NONE.

                                                                   SCHEDULE 5.13

                                  SUBSIDIARIES
                          AND OTHER EQUITY INVESTMENTS
                        AND EQUITY INTERESTS IN BORROWER

Part (a). SUBSIDIARIES.

Maine & New Brunswick Electrical Power Company, Ltd

Part (b). OTHER EQUITY INVESTMENTS.

Borrower owns 5% of the common stock of Maine Yankee Atomic Power Company ("Maine Yankee"), a jointly-owned nuclear electric power company, and 7.49% of the common stock of the Maine Electric Power Company ("MEPCO,") a jointly-owned electric transmission company.

Part (c). OWNERS OF EQUITY INTERESTS IN BORROWER.

Parent owns all 1,636,137 shares of Borrower common stock.

                                                                   SCHEDULE 7.01

                                 EXISTING LIENS

Liens created under the Indenture of Mortgage and Deed of Trust dated as of October 1, 1945, as amended, between Borrower and U.S. Bank National Association (formerly named U.S. Bank Trust National Association and successor to Continental Illinois National Bank and Trust Company of Chicago), as Trustee, relating to the issuance of First Mortgage and Collateral Trust Bonds.

Liens created under the Indenture of Mortgage and Deed of Trust dated as of October 1, 1985, as amended, between Borrower and The Bank of New York Trust Company, N.A.( as successor to J. Henry Schroder Bank and Trust Company), as Trustee, relating to the issuance of Second Mortgage and Collateral Trust Bonds.

                                                                   SCHEDULE 7.03

                              EXISTING INDEBTEDNESS

                                                                                      AMOUNTS AS OF 11-30-05
                                                                                             ($000'S)
                                                                                             --------
      Maine Public Utility Financing Bank, Public Utility Revenue
      Bonds:

       Refunding Series 1996:  Due 2021 - Variable Interest
       payable Monthly                                                                          $     13,600
       (2.1% as of December 31, 2004)
       Series 2000:  Due 2025 - Variable Interest Payable Monthly                                      9,000
       (2.1% as of December 31, 2004)
      Finance Authority of Maine:
       1998 Taxable Electric Rate Stabilization
       Revenue Notes:  Due 2008 - Variable Interest Payable
       Monthly  (2.4% as of December 31, 2004)                                                         5,840
      Bank of America, N.A. (Successor by merger to Fleet National Bank):
       $6,000,000, 7 Year Term Loan
        Due November 1, 2011 - Variable
        Interest Payable Monthly ($4,050,000 at 3.84% and $1,900,000 at
        3.91%)                                                                                         5,450

      Bank of America, N.A., as Administrative Agent, L/C Issuer and Lender,
and Key Bank, N.A., as Lender under Credit Agreement dated as of October 7,
2005                                                                                                  10,000

                                                                  SCHEDULE 10.02

                         ADMINISTRATIVE AGENT'S OFFICE,
                          CERTAIN ADDRESSES FOR NOTICES

BORROWER:
Maine Public Service Company
209 State Street
Presque Isle, ME 04769

Attention: Chief Financial Officer
Telephone: 207-760-2445
Telecopier: 207-760-2421
Electronic Mail: ktornquist@maineandmaritimes.com
Website Address:  www.maineandmaritimes.com

ADMINISTRATIVE AGENT:

ADMINISTRATIVE AGENT'S OFFICE
(FOR PAYMENTS AND REQUESTS FOR CREDIT EXTENSIONS):
Bank of America, N.A.
Kathy Mumpower
Credit Services Representative
Bank of America, N.A.
Mail Code: NC1-001-15-04
One Independence Center
101 N. Tryon St.
Charlotte, NC 28255-0001
Phone: 704-386-0482
Fax: 704-409-0700
Email: kathy.mumpower@bankofamerica.com

Account No.:  136-621-225-0600
Attn:  Credit Services
Ref: Maine Public Service
ABA#  026-009-593

OTHER NOTICES AS ADMINISTRATIVE AGENT:
Bank of America, N.A.
Agency Management
Tamisha Eason
Agency Management Officer
Bank of America, N.A.
Mail Code: MA5-100-11-02
100 Federal Street
Boston, MA  02110
Telephone:  617-434-9205
Fax:   617-790-1284
Email: tamisha.u.eason@bankofamerica.com

L/C ISSUER:
STANDBY LETTERS OF CREDIT:

                         Form of Compliance Certificate

Bank of America, N.A.
Trade Operations
One Fleet Way
Mail Code: PA6-580-02-30
Scranton, PA  18507
Attention:  Alfonso (Al) Malave
            Telephone: 570.330.4212
            Telecopier: 570.330.4186
            Electronic Mail: alfonso.malave@bankofamerica.com


COMMERCIAL LETTERS OF CREDIT


                                  Bank of America, N.A.
                                  Trade Operations-Scranton
                                  1 Fleet Way
                                  Mail Code: PA6-580-02-30
                                  Scranton, PA 18507
                                  Attention:   Robert D. Morgan
                                               Telephone:  570.330.4570
                                               Telecopier:  800.755.8740
                                               Electronic Mail:
                                               robert.d.morgan@bankofamerica.com


BANKERS ACCEPTANCE

Bank of America, N.A.
Trade Operations-Los Angeles
333 S. Beaudry Avenue, 19th Floor
Mail Code:  CA9-703-19-15
Los Angeles, CA 90017-1466
Attention:  Frantz Bellevue
            Vice President
            Telephone: 213.345.6616
            Telecopier: 213.345.9665
            Electronic Mail:
            frantz.bellevue@bankofamerica.com

                         Form of Compliance Certificate

                                                                       EXHIBIT A

                         FORM OF COMPLIANCE CERTIFICATE

                                             Financial Statement Date: ________,


To:  Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

     Reference is made to that certain Letter of Credit and Reimbursement Agreement, dated as of January 31, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "AGREEMENT;" the terms defined therein being used herein as therein defined), among MAINE PUBLIC SERVICE COMPANY, a Maine corporation ("BORROWER"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

     The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ___________________ of Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to Agent on the behalf of Borrower, and that:

      [USE FOLLOWING PARAGRAPH 1 FOR FISCAL YEAR-END FINANCIAL STATEMENTS]

     1. Attached hereto as SCHEDULE 1 are the year-end audited financial statements and other reporting and certifications as required by SECTION 6.01(a) of the Agreement for the fiscal year ended as of the above date.

     [USE FOLLOWING PARAGRAPH 1 FOR FISCAL QUARTER-END FINANCIAL STATEMENTS]

     1. Attached hereto as SCHEDULE 1 are the unaudited financial statements and other reporting and certifications as required by SECTION 6.01(b) of the Agreement for the fiscal quarter ended as of the above date.

     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower during the accounting period covered by the attached financial statements.

     3. A review of the activities of Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower performed and observed all its Obligations under the Loan Documents, and

                                  [SELECT ONE:]

     [TO THE BEST KNOWLEDGE OF THE UNDERSIGNED DURING SUCH FISCAL PERIOD, BORROWER PERFORMED AND OBSERVED EACH COVENANT AND CONDITION OF THE LOAN DOCUMENTS APPLICABLE TO IT, AND NO DEFAULT HAS OCCURRED AND IS CONTINUING.]

                                     --OR--

          [THE FOLLOWING COVENANTS OR CONDITIONS HAVE NOT BEEN PERFORMED OR OBSERVED AND THE FOLLOWING IS A LIST OF EACH SUCH DEFAULT AND ITS NATURE AND STATUS:]

     4. The representations and warranties of Borrower contained in ARTICLE V of the Agreement, and/or any representations and warranties of Borrower or any other Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

     5. The financial covenant analyses and information set forth on SCHEDULE 2 attached hereto are true and accurate on and as of the date of this Certificate.

                         Form of Compliance Certificate

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________________, __________________.

                                         MAINE PUBLIC SERVICE COMPANY

                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                         Form of Compliance Certificate

                For the Quarter/Year ended ___________________("STATEMENT DATE")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I.        SECTION 6.12(a) TANGIBLE NET WORTH.

          A.        Tangible Net Worth at Statement Date:

                    1.        Total Tangible Assets:                                  $__________________

                    2.        Total Liabilities (minus non-current portion of
                              Subordinated Liabilities):                              $__________________


                    3.        Tangible Net Worth (Line II.A.1 less Line II.A.2):      $__________________


          B.        Minimum Required Tangible Net Worth :                             $32,574,000

          C.        Excess (deficient) for covenant compliance (Line I.A.3 less
                    I.B):                                                             $__________________

II.       SECTION 6.12(b) CONSOLIDATED TOTAL INDEBTEDNESS TO CONSOLIDATED
          CAPITAL .

          A.        Consolidated Total Indebtedness for Borrowed Money:               $__________________

          B.        Consolidated Total Capital:                                       $__________________

          C.        Percentage (Line II.A DIVIDED BY Line II.B):                      _____%

          D.        Maximum Allowed:                                                  65%

III.      SECTION 6.12(c) DEBT SERVICE COVERAGE RATIO.

          A.        Consolidated Net Income Available for Fixed Charges:              $__________________

          B.        Consolidated Interest Expense:                                    $__________________

          C.        Ratio (Line III.A DIVIDED BY Line III.B):
                                                                                      ____________ to 1.0

          D.        Minimum Required                                                  1.75:1.0

                         Form of Compliance Certificate

                                                                       EXHIBIT B

                                      FORM
                                       OF
                            ASSIGNMENT AND ASSUMPTION

          This Assignment and Assumption (this "ASSIGNMENT AND ASSUMPTION") is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the "ASSIGNOR") and [INSERT NAME OF ASSIGNEE] (the "ASSIGNEE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Letter of Credit and Reimbursement Agreement identified below (the "LETTER OF CREDIT AGREEMENT"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

          For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Letter of Credit Agreement, as of the Effective Date inserted by Agent as contemplated below (i) all of the Assignor's rights and obligations as a Lender under the Letter of Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Letter of Credit Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "ASSIGNED INTEREST"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.   Assignor:______________________________

2.   Assignee:     ______________________________ [AND IS AN AFFILIATE OF
                                                  [IDENTIFY LENDER]]

3.   Borrower(s):  ______________________________

4. Administrative Agent: Bank of America, N. A., as the administrative agent under the Letter of Credit Agreement

5. Letter of Credit Agreement: Letter of Credit and Reimbursement Agreement, dated as of January 31, 2006, among Maine Public Service Company, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent and L/C Issuer

6.   Assigned Interest:

                                 Aggregate
                                 Amount of              Amount of             Percentage
                                 Commitment             Commitment            Assigned of
    Facility Assigned         for all Lenders*          Assigned*             Commitment              CUSIP No.
    -----------------         ---------------           --------              ----------              ---------
      _____________          $________________      $________________       ______________%         _____________

      _____________          $________________      $________________       ______________%         _____________

      _____________          $________________      $________________       ______________%         _____________

[7.  TRADE DATE:       __________________]

                        Form of Assignment and Assumption

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                               ASSIGNOR
                                               [NAME OF ASSIGNOR]

                                               By:
                                                   -----------------------------
                                                     Title:

                                               ASSIGNEE
                                               [NAME OF ASSIGNEE]

                                               By:
                                                   -----------------------------
                                                     Title:
[CONSENTED TO AND] Accepted:

Bank of America, N. A., as
 Administrative Agent

By:
    -------------------------------
    Title:

[CONSENTED TO:]

By:
    -------------------------------
    Title:

                        Form of Assignment and Assumption

                                            ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

                        STANDARD TERMS AND CONDITIONS FOR

                            ASSIGNMENT AND ASSUMPTION

          1.        REPRESENTATIONS AND WARRANTIES.

          1.1. ASSIGNOR. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Letter of Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

          1.2. ASSIGNEE. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Letter of Credit Agreement,
(ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Letter of Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Letter of Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Letter of Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section [__] thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

          2. PAYMENTS. From and after the Effective Date, Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

          3. GENERAL PROVISIONS. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Maine.

                        Form of Assignment and Assumption